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                                                                    Exhibit 10.2


                                                                  EXECUTION COPY
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                             JHFSC ACQUISITION CORP.






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                             STOCKHOLDERS AGREEMENT


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                          DATED AS OF NOVEMBER 30, 1996


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                                TABLE OF CONTENTS

1. DEFINITIONS................................................................2
       1.1. Certain Definitions ..............................................2
       1.2. Certain Matters of Construction ..................................7
       1.3. Cross Reference Table ............................................7

2. VOTING AGREEMENT ..........................................................8
       2.1. Election of Directors ............................................9
       2.2. Removal; Veto Rights .............................................9
       2.3. Successors ......................................................10
       2.4. Committees ......................................................10
       2.5. Certain Liquidity Transactions ..................................10
       2.6. Period ..........................................................11

3. CERTAIN TRANSFER RIGHTS AND RESTRICTIONS .................................11
       3.1. Transfers of Employee Securities ................................12
       3.2. Transfers by Holders of Fund Securities and
            Seller Securities ...............................................13
       3.3. Transfers of Employee Securities to the Company .................15
       3.4. Period ..........................................................16
       3.5. Lock-Up .........................................................16

4. CALL OPTIONS TO PURCHASE SECURITIES.......................................16
       4.1. Call Options on Employee Securities Upon
            Termination of Employment .......................................16
       4.2. Call Options on Securities Pledged to
            Financial Institution ...........................................17
       4.3. Assignment of Call Right ........................................17
       4.4. Closing .........................................................17
       4.5. Period ..........................................................17

5. "TAKE ALONG" RIGHTS  .....................................................17
       5.1. Procedure .......................................................18
       5.2. Certain Legal Requirements ......................................18
       5.3. Further Assurances ..............................................19
       5.4. Closing .........................................................19
       5.5. Period ..........................................................20








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6. CO-SALE RIGHTS...................................... .....................20
       6.1. Tag Along .......................................................20
       6.2. Certain Legal Requirements ......................................22
       6 3  Further Assurances ..............................................22
       6.4. Closing .........................................................23
       6.5. Excluded Transactions ...........................................23
       6.6. Period ..........................................................23

7. REGISTRATION RIGHTS ......................................................24
       7.1. Piggyback Registration Rights ...................................24
       7.2. Demand Registration Rights ......................................25
       7.3. Certain Other Provisions ........................................27
       7.4. Indemnification and Contribution ................................28
       7.5. Lock-up .........................................................31

8. CERTAIN FUTURE EQUITY FINANCINGS OF THE COMPANY ..........................31
       8.1. Right of Participation ..........................................32
       8.2. Period ..........................................................35

9. INFORMATION AND INSPECTION RIGHTS ........................................35
       9.1. Financial Statements; Information ...............................35
       9.2. Availability of Financial and Other Information .................36
       9.3. Inspection ......................................................36

10. AFFILIATED TRANSACTIONS .................................................36

11. REMEDIES ................................................................37
       11.1  Generally ......................................................37
       11.2. Deposit ........................................................37

12. LEGEND ..................................................................38

13. AMENDMENT, ETC ..........................................................38
       13.1. No Oral Modifications ..........................................38
       13.2. Written Modifications ..........................................38

14. MISCELLANEOUS ...........................................................38
       14.1. Authority; Effect ..............................................38
       14.2. Notices ........................................................39


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       14.3. Binding Effect, etc ........................................... 42
       14.4. Descriptive Headings ...........................................42
       14.5  Counterparts ...................................................42
       14.6. Severability ...................................................42

15. GOVERNING LAW, ARBITRATION ..............................................43
       15.1. Governing Law ..................................................43
       15.2. Arbitration ....................................................43
       15.3. Consent to Jurisdiction ........................................44
       15.4. Waiver of Jury Trial ...........................................44
       15.5. Reliance .......................................................45





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                             STOCKHOLDERS AGREEMENT

       This Stockholders Agreement (the "AGREEMENT") is dated as of November 30, 1996, and entered into as of November 29, 1996, by and among:

       (i)    JHFSC Acquisition Corp., a Delaware corporation (the "COMPANY"),

       (ii) Thomas H. Lee Equity Fund III, L.P., a Delaware limited partnership, Thomas H. Lee Foreign Fund III, L.P., a Delaware limited partnership, THL-CCI Limited Partnership, a Massachusetts limited partnership (collectively, the "LEE INITIAL INVESTORS"), and each of the other Lee Investors from time to time becoming a party hereto pursuant to the terms hereof,

       (iii) SCP Private Equity Partners, L.P., a Delaware limited partnership (the "SCP Initial Investor"), and each of the other SCP Investors from time to time becoming a party hereto pursuant to the terms hereof,

       (iv) each of the Employee Investors from time to time party hereto pursuant to the terms hereof, and

       (v) John Hancock Subsidiaries, Inc., a Delaware corporation (the "SELLER INITIAL INVESTOR"), and each of the other Seller Investors from time to time becoming a party hereto pursuant to the terms hereof.


                                    RECITALS

       1. On or about the date hereof, the Company will acquire all of the issued and outstanding capital stock of John Hancock Freedom Securities Corporation, a Massachusetts corporation ("JHFSC"), pursuant to a Contribution Agreement dated as of October 4, 1996 (the "CONTRIBUTION AGREEMENT") among the Company, the Seller Initial Investor, certain Lee Initial Investors and the SCP Initial Investor.

       2. Pursuant to a Stock Subscription Agreement dated as of the date hereof, as listed on Schedule I hereto, the Lee Initial Investors have agreed to purchase an aggregate of 4,000,000 shares of Common Stock of the Company, par value $.01 per share ("COMMON STOCK").









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       3.     Pursuant to a Stock Subscription Agreement dated as of the date hereof, as listed on Schedule I hereto, the SCP Initial Investor has agreed to purchase an aggregate of 1,000,000 shares of Common Stock.

       4. Pursuant to the Contribution Agreement, the Seller has contributed 100% of the outstanding capital stock of JHFSC in exchange for an aggregate of 394,653.7 shares of Common Stock, representing 4.999% of the fully-diluted outstanding capital stock of the Company, and the cash consideration specified in the Contribution Agreement.

       5. The Employee Investors have been or will be issued from time to time (i) shares of Common Stock and (ii) Options to acquire shares of Common Stock.

       6. The Lee Investors, the SCP Investors, the Seller Investors and the Employee Investors are collectively referred to herein as the "INVESTORS", and each an "INVESTOR."

       7. The parties believe that it is in the best interests of the Company and the Investors to: (i) provide that certain shares of Common Stock and Options shall be transferable only upon compliance with the terms hereof;
(ii) provide the Company with certain rights and obligations with respect to the purchase of shares of Common Stock and Options under certain circumstances;
(iii) provide for certain rights and obligations with respect to the election of directors of the Company; and (iv) set forth their agreements on certain other matters.

                                   AGREEMENT

       Now therefore, in consideration of the foregoing and the mutual agreements set forth below, the parties hereto, each intending to be legally bound, hereby agree as follows:

       1.     DEFINITIONS. For purposes of this Agreement:

              1.1. CERTAIN DEFINITIONS. The following terms shall have the following meanings:

              1.1.1. "AFFILIATE" shall mean, with respect to any specified Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified.

              1.1.2. "AFFILIATED BUYER" shall mean any Proposed Buyer which is
       (i) any Fund Investor or Affiliated Fund, or any of their respective Affiliates, other than any Person which first becomes an Affiliate of any Fund Investor or Affiliated Fund upon the purchase of Securities in the Sale, or (ii) any Person in which any Fund Investor or Affiliated Fund




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       holds any share of stock (or in the case of a Person which is not a corporation, equivalent class of beneficial interest), other than shares of stock (or equivalent beneficial interest) to be received in exchange for Securities pursuant to the Sale.

              1.1.3. "AFFILIATED FUND" shall mean any limited partnership or other Person formed for the purpose of investing in other companies or businesses and for which THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership, or SCP Private Equity Management, L.P., a Delaware limited partnership, or any of their respective Affiliates, acts as a general partner.

              1.1.4. "BOARD" shall mean the Board of Directors of the Company.

              1.1.5. "BLOCK TRANSACTION" shall mean any Transfer of Securities constituting more than 50% of the aggregate Lee Securities held by the Lee Investors immediately after the closing under the Contribution Agreement to a single transferee (other than the Company).

              1.1.6. "BOOK VALUE" shall mean, as at any date, the book value per share of Common Stock determined by reference to the audited balance sheet of the Company as of the most recent fiscal year ended prior to the date of determination, adjusted appropriately to take account of any stock splits, stock dividends, conversions or consolidations of stock or substantially similar reorganizations of the Company's capital stock since the date of such balance sheet, all in accordance with GAAP.

              1.1.7. "COMPETITOR INSTITUTION" shall mean any Person listed on
       Schedule 1.1.8 hereto and any Person engaged for the first time subsequent to the date of this Agreement in a regional brokerage or investment banking business, which Person is comparable to the entities listed on Schedule 1.1.8 and which operates in a jurisdiction in which the Company and its Subsidiaries competes; provided, however, that neither the Seller Initial Investor nor any of its Affiliates shall be deemed to be a Competitor Institution so long as such Person has not been in breach of any non-competition agreement between such Person and the Company or any of its Subsidiaries.

              1.1.8. "EMPLOYEE INVESTOR" shall mean any officer or employee of the Company or any of its Subsidiaries and any transferee permitted by
       Section 3 who, from time to time, acquires Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such person agrees to be bound by the terms of this Agreement as an Employee Investor.






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                1.1.9.  "EMPLOYEE MAJORITY HOLDERS" shall mean, as of any date, the holders of a majority of the Employee Securities outstanding on such date.

                1.1.10. "EMPLOYEE SECURITIES" shall mean all Shares originally issued to (or issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the Employee Investors, whenever issued, including without limitation all Shares issued or issuable pursuant to the exercise of any Options originally issued to or held by the Employee Investors, whenever issued, and all such Options.

                1.1.11. "EXCHANGE ACT" shall mean Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

                1.1.12. "FUND INVESTORS" shall mean, collectively, the Lee Investors and the SCP Investors.

                1.1.13. "FUND SECURITIES" shall mean, collectively, the Lee Securities and the SCP Securities.

                1.1.14. "INITIAL PUBLIC OFFERING" shall mean the first public offering of shares of Common Stock registered on Form S-1 (or any successor form) under the Securities Act.

                1.1.15. "LEE INVESTORS" shall mean the Lee Initial Investors and any Affiliated Fund or transferee pursuant to Section 6.5 which, from time to time, acquires Lee Securities and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as the Lee Initial Investors.

                1.1.16. "LEE MAJORITY HOLDERS" shall mean, as of any date, the holders of a majority of the Lee Securities outstanding on such date.

                1.1.17. "LEE SECURITIES" shall mean all Shares originally issued to (or issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the Lee Investors, whenever issued.

                1.1.18. "MEMBERS OF THE IMMEDIATE FAMILY" shall mean, with respect to any individual, each spouse or child of such individual, each trust created solely for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any






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        property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

                1.1.19. "OPTIONS" shall mean any options or warrants or other rights to subscribe for, purchase or otherwise acquire Common Stock, other than rights to acquire Shares pursuant to this Agreement.

                1.1.20. "PERSON" shall mean any individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

                1.1.21. "REGISTRABLE SECURITIES" shall mean all shares of Common Stock, and all shares of Common Stock directly or indirectly issued or issuable with respect to shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case included in the Securities. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 or (c) may be distributed to the public pursuant to Rule 144(k), in each case in compliance with any applicable provisions of this Agreement.

                1.1.22. "RULE 144" shall mean Rule 144, as from time to time in effect, promulgated by the Securities and Exchange Commission under the Securities Act (including without limitation clause (k) thereof).

                1.1.23. "SCP INVESTOR" shall mean the SCP Initial Investor and any Affiliated Fund or transferee pursuant to Section 6.5 which, from time to time, acquires SCP Securities and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as the SCP Initial Investor.

                1.1.24. "SCP MAJORITY HOLDERS" shall mean, as of any date, the holders of a majority of the SCP Securities outstanding on such date.

                1.1.25. "SCP SECURITIES" shall mean all Shares originally issued to (or issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the SCP Investors, whenever issued.




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                1.1.26. "SECURITIES" shall mean all Shares and all Options included in the Lee Securities, the SCP Securities, the Employee Securities or the Seller Securities.

                1.1.27. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

                1.1.28. "SELLER INVESTOR" shall mean the Seller Initial Investor and any other Person which, from time to time, acquires Seller Securities and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as the Seller Initial Investor.

                1.1.29. "SELLER MAJORITY HOLDERS" shall mean, as of any date, the holders of a majority of the Seller Securities outstanding on such date.

                1.1.30. "SELLER SECURITIES" shall mean all Shares originally issued to (or issued upon conversion, exchange or exercise of, or otherwise with respect to, Shares originally issued to) the Seller Investors, whenever issued.

                1.1.31. "SENIOR MANAGEMENT" shall mean the President, Chairman and/or Chief Executive Officer of the Company and the President and/or Chief Executive Officer of each of JHFSC, Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Incorporated (" Sutro").

                1.1.32. "SHARES" shall mean all shares of Common Stock.

                1.1.33. "SUBSIDIARY" shall mean any Person of which the Company or other specified Person now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or control the Board of Directors, including without limitation, in the case of the Company: JHFSC, Tucker Anthony, Sutro, Freedom Capital Management Corporation ("Freedom Capital") and their respective Subsidiaries.

                1.1.34. "VOTING SHARES" shall mean, with respect to any matter to be voted upon, all Shares included in the Securities entitled to vote with respect to such matter.





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        1.2.    CERTAIN MATTERS OF CONSTRUCTION. In addition to the definitions referred to as set forth in the Section 1.1:

                (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

                (b) References to a Section, Schedule or Exhibit are to a Section of, or Schedule or Exhibit to, this Agreement;

                (c) Definitions shall be equally applicable to both the singular and plural forms of the terms defined;

                (d) The masculine, feminine and neuter genders shall each include the other; and

                (e) Except as otherwise provided herein, any Person who holds Options shall be deemed to be the holder of the Registrable Securities obtainable upon exercise of the Options (to the extent that such Options are then exercisable).

        1.3. CROSS REFERENCE TABLE. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

        Term                                            Definition
        ----                                            ----------

        "Agreement"                                     Preamble
        "Call Employee Investor Group"                  Section 4
        "Call Option"                                   Section 4
        "Common Stock"                                  Recitals
        "Company"                                       Preamble
        "Company Note"                                  Section 4
        "Designated Employee"                           Section 3.1.1
        "Employee Initiating Party"                     Section 3.1.1
        "Employee Designated Director"                  Section 2.1
        "First Refusal Period"                          Section 3.1.1
        "First Refusal Securities"                      Section 3.1.1
        "General Representations"                       Section 5.3





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    "Individual Representations"                            Section 5.3
    "Individual Underwriting Agreement Representations"     Section 7.1
    "Initiating Holders"                                    Section 7.2
    "Investor"                                              Recitals
    "Issuance"                                              Section 8.1
    "Lee Designated Directors"                              Section 2.1
    "Lee Initial Investors"                                 Preamble
    "Majority Initiating Holders"                           Section 7.2
    "Non-Complying Investor"                                Section 7
    "Non-Employee Initiating Party"                         Section 3.2.1
    "Offered Securities"                                    Section 3.2.1
    "Offer Proposal"                                        Section 3.2.1
    "Offer Period"                                          Section 3.2.1
    "Participating Buyer"                                   Section 8.1
    "Participating Seller"                                  Section 5.1; 6.1
    "Preemption Notice"                                     Section 8.1
    "Preemptive Portion"                                    Section 8.1
    "Preemptive Purchaser Offerees"                         Section 8.1
    "Proposed Buyer"                                        Section 5; 6.1; 8.1
    "Proposed Fund Seller"                                  Section 6.1
    "Proposed Investor Seller"                              Section 5; 6.1
    "Public Offering"                                       Section 7.1
    "Requesting Majority Holders"                           Section 5.5
    "Sale"                                                  Section 5; 6.1
    "Sale Percentage"                                       Section 5; 6.1
    "SCP Designated Directors"                              Section 2.1
    "SCP Initial Investor"                                  Section 2.1
    "Seller Initial Investor"                               Preamble
    "Subject Securities"                                    Section 8.1
    "Tag Along Notice"                                      Section 6.1
    "Tag Along Offerees"                                    Section 6.1
    "Take Along Notice"                                     Section 5.1
    "Transfer"                                              Section 3
    "Transfer Notice"                                       Section 3.1.1



    2.      VOTING AGREEMENT.




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        2.1.    ELECTION OF DIRECTORS. Each holder of Voting Shares (other than a holder of Seller Securities) hereby agrees to cast all votes to which such holder is entitled in respect of the Voting Shares now or hereafter owned by such holder, whether at any annual or special meeting of stockholders, by written consent or otherwise, to:

        (i) fix the number of directors on the Board at a number equal to eight (8), such that the Board shall consist of an equal number of directors designated by the SCP Majority Holders and the Employee Majority Holders on the one hand, and the Lee Majority Holders on the other hand;

        (ii) elect as a director of the Company one individual (the "SCP DESIGNATED DIRECTOR") that may be designated by the SCP Majority Holders for election;

        (iii) elect as directors of the Company three individuals, which individuals shall initially consist of such individuals who shall be the Chairman of JHFSC, the President of Tucker Anthony and the President of Sutro (the "EMPLOYEE DESIGNATED DIRECTORS"); and

        (iv) elect as the remaining four members of the Board such individuals as may be designated by the Lee Majority Holders for election (the "LEE DESIGNATED DIRECTORS").

        2.2. REMOVAL: VETO RIGHTS. No Employee Designated Director, SCP Designated Director or Lee Designated Director may be removed without the consent of a majority of the holders of Securities which designated such Director, except for cause in accordance with the by-laws of the Company, as from time to time in effect; PROVIDED, HOWEVER, that the Lee Designated Directors (i) shall have the unilateral right, with or without cause, to terminate the employment of any member of Senior Management, and the right to remove with or without cause any Employee Designated Director in connection the termination of the employment of any such Employee Designated Director, and (ii) shall have the unilateral right to direct the appointment of any Person to a Senior Management position. The Lee Investors hereby acknowledge and agree that prior to taking any action set forth in this Section 2.2 (i) and (ii), they will cause the Lee Designated Directors to notify and discuss such action with the other members of the Board, it being acknowledged and agreed that the consent of the SCP Designated Director and the Employee Designated Directors shall not be required for the taking of any such action, nor shall any action be invalidated based upon the failure of such Lee Designated Directors to notify and discuss such actions with the other Directors.






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        2.3.    SUCCESSORS. In the event that any SCP Designated Director shall cease to serve for any reason, then the SCP Majority Holders shall have the right to designate a successor SCP Designated Director, and in the event that any Lee Designated Director shall cease to serve for any reason, then the Lee Majority Holders shall have the right to designate a successor Lee Designated Director. In the event that any Employee Designated Director shall cease to serve for any reason, then the following shall apply: (i) at such time as any one or more of the Employee Designated Directors shall cease to serve as an Employee Designated Director and the initial Chairman of JHFSC shall continue to serve as an Employee Designated Director, then the initial Chairman of JHFSC shall have the right to designate one or more successor Employee Designated Directors (which individual or individuals shall not have been terminated pursuant to Section 2.2) from among those individuals who have held positions at least equal to a senior vice president of the Company, JHFSC, Tucker Anthony, Sutro or Freedom Capital for the immediately preceding year, and (ii) at such time as the initial Chairman of JHFSC shall cease to serve as an Employee Designated Director and the other initial Employee Designated Directors shall continue to serve as Employee Designated Directors, then the individual who is chosen by the Lee Designated Directors as the successor Chief Executive Officer of JHFSC shall become the successor Employee Designated Director, and (iii) at such time as the initial Chairman of JHFSC and one or more of the other initial Employee Designated Directors shall cease to serve as Employee Designated Directors, then the individual who is elected as the successor Chief Executive Officer of JHFSC shall replace the initial Chairman as one Employee Designated Director and the Employee Majority Holders shall have the right to nominate the other successor Employee Designated Directors from among those individuals who hold positions at least equal to a senior vice president of the Company, JHFSC, Tucker Anthony, Sutro or Freedom Capital. Each holder of Voting Shares (other than a holder of Seller Securities) shall, upon receipt of notice identifying such nominee, promptly take all action necessary to cause the appointment of such nominee to the Board pursuant to the Company's By-laws and Certificate of Incorporation, each as amended and in effect from time to time.

        2.4. COMMITTEES. Each committee of the Board shall be composed so that the representation thereof of Lee Designated Directors, SCP Designated Director and Employee Designated Directors shall be in the same proportion, as nearly as may be, as the representation of such directors on the whole Board unless otherwise agreed to by the Board. Notwithstanding the foregoing, the Compensation Committee of the Board will include the Chief Executive Officer of the Company, provided that such Chief Executive Officer shall not vote with respect any matter regarding his own compensation, which Compensation Committee shall be empowered, among other things, to select Designated Employees pursuant to Sections 3.1 and 4 of this Agreement.

        2.5. CERTAIN LIQUIDITY TRANSACTIONS. Each holder of Securities agrees to cast all votes to which such holder is entitled in respect of the Voting Shares now or hereafter owned by such







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holder, and to cause any directors designated by such holder of Securities pursuant to Section 2.1 or 2.3 to vote, in the manner specified by the Lee Majority Holders or Lee Designated Directors, as the case may be, with respect to: (i) any offering of securities of the Company; (ii) any sale of a substantial portion of the assets of the Company or any of its Subsidiaries;
(iii) any merger or consolidation involving the Company or any of its Subsidiaries; and (iv) any transaction to which Section 5 or 6 applies. The Lee Investors hereby acknowledge and agree that prior to taking any action set forth in this Section 2.5, they will cause the Lee Designated Directors to notify and discuss such action with the other members of the Board, it being acknowledged and agreed that the consent of the SCP Designated Director and the Employee Designated Directors shall not be required for the taking of any such action, nor shall any action be invalidated based upon the failure of such Lee Designated Directors to notify and discuss such actions with the other Directors.

        2.6. PERIOD. The foregoing provisions of this Section 2 shall expire on the earliest of: (i) the tenth anniversary of the date hereof; (ii) the date of termination of this Agreement; (iii) the first date on which the Lee Investors own less than thirty-three and one-third percent (33 1/3%) of the aggregate Lee Securities held by the Lee Investors immediately after the closing under the Contribution Agreement; or (iv) upon the closing of the Initial Public Offering; PROVIDED, HOWEVER, that in the case of clause (iii) above, the holders of Lee Securities, SCP Securities and Employee Securities shall continue to have the right to designate a number of Directors on the Board which is proportional to the aggregate percentage of Securities held by such Investors to the total number of Securities then outstanding (which in the case of the holders of Lee Securities, shall not in any event be less than two such Directors); and PROVIDED, FURTHER, that if the holders of SCP Securities shall Transfer all of such Securities to any holder of Lee Securities, then the Lee Majority Holders shall have the right to designate one additional director on behalf of the holders of Lee Securities, and if the holders of SCP Securities shall Transfer all of such Securities to any holders of Employee Securities or to any Designated Employees, then the Employee Majority Holders shall have the right to designate one additional director on behalf of the holders of Employee Securities, in each case which additional director shall replace the SCP Designated Director.

        3. CERTAIN TRANSFER RIGHTS AND RESTRICTIONS. No holder of any Security shall sell, pledge, assign, grant a participation interest in, encumber or otherwise transfer or dispose of any of such Securities to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise (a "TRANSFER"), except as permitted by this Section 3. Any attempted Transfer of Securities not permitted by this
Section 3 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer. Notwithstanding the foregoing, this
Section 3 shall not prohibit any Transfers made on the terms and subject to the conditions of Sections 4, 5, 6 and 7 or to the public through a broker, dealer or market maker pursuant to Rule 144 after the Initial Public Offering. Prior to any registration by the Company under the Exchange Act, no Investor shall Transfer any Securities if the result of such Transfer shall be to increase the total number of holders of the Company's Common Stock then outstanding without the Company's prior consent, which consent may be withheld by the Company if it reasonably believes that withholding such consent will reduce the likelihood that the Company would be required to register its Common Stock under the Exchange Act. Notwithstanding any provision herein contained to the contrary, no holder of Employee Securities shall Transfer any such Securities to a Competitor Institution without the prior written consent of the Company.

        3.1. TRANSFERS OF EMPLOYEE SECURITIES. No holder of any Employee Security shall Transfer any Employee Security to any Person except as provided by this Section 3.1.

                3.1.1. RIGHTS OF FIRST REFUSAL. If any Employee Investor (the "EMPLOYEE INITIATING PARTY") desires to Transfer Securities to any Person other than the Company, prior to Such Transfer, such Employee Initiating Party shall give notice of such offer to the Company. Such notice (the "TRANSFER NOTICE") shall state the terms and conditions of such offer, including the name of the prospective purchaser, the proposed purchase price per share of such Securities, payment terms, the type of disposition and the number of shares of such Securities to be transferred (the "FIRST REFUSAL SECURITIES") and any other material terms and conditions of the proposed Transfer. For a period of forty-five (45) days following the receipt of the Transfer Notice (the "FIRST REFUSAL PERIOD"), the Company shall have the right to elect to purchase any First Refusal Securities specified in the Transfer Notice at the price and upon the terms set forth in the Transfer Notice. In the event that the Company elects to purchase part or all of the First Refusal Securities, it shall give written notice, during the First Refusal Period, to the Employee Initiating Party of its election. In the event that the Company elects to purchase the First Refusal Securities, the Company shall purchase all such First Refusal Securities for such price, within ninety (90) days after the date the Company receives the Transfer Notice. The Company may elect to assign its right to purchase any First Refusal Securities to an eligible employee designated by the Compensation Committee of the Board (a "DESIGNATED EMPLOYEE").

                Notwithstanding anything to the contrary in this Section 3.1.1, in the event that all of the First Refusal Securities specified in the Transfer Notice are not purchased by the Company or the Designated Employee, as the case may be within such ninety (90) day period, then neither the Company nor the Designated Employee shall have any right to purchase any such First Refusal Securities, and the Employee Initiating Party may, within the ninety (90) day period following the expiration of the First Refusal Period, subject to compliance with Sections 5 and 6, sell the First Refusal Securities specified in the Transfer

        Notice to the proposed transferee upon the price and terms specified in the Transfer Notice; PROVIDED, HOWEVER, that if such First Refusal Securities are not sold within the ninety (90) day period, such First Refusal Securities shall again become subject to all the restrictions set forth in this Section 3.1. Any Transfer of shares of First Refusal Securities consummated pursuant to this Section 3.1 shall remain subject to the provisions of this Agreement, and the intended transferee pursuant to this Section shall, as a condition to the effectiveness of such Transfer, execute and deliver to the Company a counterpart of this Agreement, which shall evidence such transferee's agreement that the shares intended to be transferred shall continue to be subject to this Agreement to the same extent as the Investor who transferred such First Refusal Securities.

                3.1.2. INAPPLICABLE TRANSFERS. The provisions of Section 3.1.1 shall not apply to (i) a Transfer of all of such holder's Employee Securities to a Member of the Immediate Family of such holder who is not employed by a Competitor Institution, (ii) a Transfer of all of such holder's Employee Securities by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representations, and then to such holder's heirs, legatees distributions (provided that such Transfer shall only be effective as to one such transferee), (iii) a Transfer of any portion of such holder's Employee Securities to the Company or to a Designated Employee in compliance with Section 3.3, or
        (iv) a pledge of any portion of such holder's Employee Securities to a bank or other financial institution (other than a Competitor Institution) to secure any bona fide recourse debt of such holder to such bank or financial institution for borrowed money in connection with the purchase of Common Stock; PROVIDED, HOWEVER, that no such Transfer (other than to the Company) pursuant to this Section 3.1.2 shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Employee Securities to be received by such recipient are subject to all of the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as an Employee Investor, and in the case of any pledgee pursuant to clause (iv) above, an acknowledgment that the Employee Securities subject to such pledge shall remain (both before and after foreclosure, if any) subject to all of the terms and provisions hereof as Employee Securities; and PROVIDED, FURTHER, that any transfer of an Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

        3.2. TRANSFERS BY HOLDERS OF FUND SECURITIES AND SELLER SECURITIES. No holder of Lee Securities, SCP Securities or Seller Securities shall Transfer any Securities held by such Investor to any Person except as provided by this
Section 3.2.

                3.2.1. RIGHTS OF FIRST OFFER. If any holder of Lee Securities, SCP Securities or Seller Securities (each a "NON-EMPLOYEE INITIATING PARTY") desires to Transfer any of the Securities held by such party (the "OFFERED SECURITIES") to any Person other than the Company, then the Non-Employee Initiating Party shall give written notice to the Company to the effect that such Non-Employee Initiating Party would like to Transfer such Securities, indicating the number and type of securities proposed to be Transferred. Within thirty (30) days following receipt of such written notice (the "OFFER PERIOD"), the Company may elect to submit a written proposal (an "OFFER PROPOSAL") to purchase no less than all of the Offered Securities at a price and on terms specified in such Offer Proposal. If the Company does not furnish a written proposal within the Offer Period, then, subject to compliance with Sections 5 and 6, such Non-Employee Initiating Party may sell the Offered Securities within one hundred eighty (180) days following the expiration of the Offer Period to any other Person. If the Company delivers the Offer Proposal within the Offer Period, the Non-Employee Initiating Party must accept or reject such Offer Proposal within thirty
        (30) days following receipt of such Offer Proposal. If the Non-Employee Initiating Party rejects the Offer Proposal, then, subject to compliance with Sections 5 and 6, such Non-Employee Initiating Party may sell to any other Person the Offered Securities within one hundred eighty (180) days following the date of rejection of the Offer Proposal at a price which is higher than the price specified in the Offer Notice. If such Offered Securities are subsequently proposed to be Transferred to another Person at a price which is equal to or lower than the price specified in the Offer Proposal, then such Offered Securities shall be re-offered by the Non-Employee Initiating Party to the Company in accordance with the terms of this Section 3.2. For purposes of this
        Section 3.2, if the price contained in any Offer Proposal or any proposal of any other Person shall not be payable solely in cash, then "price" shall be determined in the reasonable judgment of the Non-Employee Initiating Party upon review of the total amount of cash, securities, debt instruments or other forms of consideration comprising the purchase price for the Offered Securities, if any.

                Notwithstanding the foregoing, (i) no holder of Seller Securities shall Transfer all or any portion of such Seller Securities to a Competitor Institution (unless pursuant to a Sale of all Securities under Sections 5 and 6), and (ii) no Transfer to any Person other than the Company pursuant to this Section 3.2 shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Offered Securities to be received by such recipient are subject to all of the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as the Non-Employee Initiating Party, except that notwithstanding Section 9, transferees of Seller Securities shall not have any inspection rights and shall have only those information rights entitling them to receive annual and quarterly financial statements of the Company and its Subsidiaries required to be furnished under such Section.

                3.2.2. INAPPLICABLE TRANSFERS. The provisions of Section 3.2.1 shall not be applicable to (i) a Transfer by a holder of Fund Securities to a Fund Investor or an Affiliated Fund or to any trust established for the benefit of partners of a Fund Investor or an Affiliated Fund or pro rata to the partners of a Fund Investor or an Affiliated Fund, provided that prior to any registration by the Company under the Exchange Act, such Transfers in the case of the holders of SCP Securities shall not result in an aggregate of more than 5 record holders of SCP Securities at any one time, and in the case of the holders of Lee Securities, shall not result in an aggregate of more than 5 record holders of Lee Securities at any one time, (ii) a Transfer of all of such holder's Fund Securities to a Member of the Immediate Family of such holder who is not employed by a Competitor Institution, (iii) a Transfer of all of such holder's Fund Securities by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representations, and then to such holder's heirs, legatees distributions (provided that such Transfer shall only be effective as to one such transferee), (iv) a pledge of any portion of such holder's Fund Securities to a bank or other financial institution (other than a Competitor Institution) to secure any bona fide recourse debt of such holder to such bank or financial institution, (v) a Transfer by a holder of Fund Securities to the Company or a Designated Employee or (vi) a Transfer by a holder of Seller Securities to any Affiliate thereof; PROVIDED, HOWEVER, that no such Transfer (other than to the Company) pursuant to this Section 3.2.2 shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such recipient are subject to all of the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as the applicable Investor, and in the case of any pledgee pursuant to clause (iv) above, an acknowledgment that the Fund Securities subject to such pledge shall remain (both before and after foreclosure, if any) subject to all of the terms and provisions hereof as the holder of the applicable Fund Securities.

        3.3. TRANSFERS OF EMPLOYEE SECURITIES TO THE COMPANY. If any holder of Employee Securities desires to Transfer any portion of such Investor's Securities to the Company, such holder may give written notice to the Company of such proposed Transfer. Upon receipt of any such written notice, the Company may accept or reject such written proposal to purchase Employee Securities in its sole discretion, and may assign its right to purchase such Securities to a Designated Employee. The purchase price of any Securities purchased by the Company or any

Designated Employee pursuant to this Section 3.3 shall be at the then Book Value of such Securities.

       3.4. PERIOD. The foregoing provisions of this Section 3 shall terminate immediately following the closing of the Initial Public Offering.

       3.5. LOCK UP. Notwithstanding any provision to the contrary contained in this Section 3, no Transfer may be made pursuant to this Section 3 except in compliance with the provisions of Section 7.5 hereof.

       4.     CALL OPTIONS TO PURCHASE SECURITIES.

       4.1. CALL OPTIONS ON EMPLOYEE SECURITIES UPON TERMINATION OF EMPLOYMENT. Upon any termination of the employment of any Employee Investor who is employed by the Company or any of its Subsidiaries, the Company shall have the right to purchase any or all Securities held by such Employee Investor or by Employee Transferees of such Employee Investor (collectively, the "CALL EMPLOYEE INVESTOR GROUP"), at the Company's sole option, for cash or, in the event that the Board of Directors determines in good faith that the Company does not have sufficient liquidity or is otherwise restricted under its financing agreements from paying such distribution in cash, for a five year note issued by the Company, bearing interest at a fixed rate of interest per annum equal to the applicable federal rate on the date of issuance for notes of that maturity, such interest to be payable quarterly in arrears, which note shall be prepayable without premium or penalty, and subordinated to all other funded debt of the Company and its Subsidiaries on terms reasonably satisfactory to the holders of such funded debt (each a "COMPANY NOTE", and collectively, the "COMPANY NOTES"); it being understood that all Options not exercisable at the time of such termination of employment will be terminated pursuant to the option plan pursuant to which such Option was issued. If the Company elects to exercise its call right pursuant to this Section 4.1, it shall furnish to the Call Employee Investor Group written notice within thirty (30) days following such date of termination of employment, or within thirty (30) days following receipt by the Company of audited financial statements of the Company for any fiscal year ended after such date of termination. The purchase price for such Employee Securities shall be payable in cash or in Company Notes, at a price equal to the Book Value of such Securities on the date of exercise by the Company of such call right. Notwithstanding the foregoing, the provisions of this Section 4.1 shall not apply to any Employee Securities issued upon exercise of a right to purchase shares of Common Stock granted to any Employee Investor under the Company's Stock Incentive Plan adopted pursuant to Rule 701 under the Securities Act, the terms and provisions of which Plan shall govern the call rights of the Company to repurchase shares issued thereunder.

       4.2. CALL OPTIONS ON SECURITIES PLEDGED TO FINANCIAL INSTITUTION. If any bank or financial institution to which Securities are pledged pursuant to
Section 3.1.2(iv) forecloses on any such Securities, then the Company, upon written notice furnished at any time following the Transfer of such Securities to such bank or financial institution may purchase all or any portion of such Securities at a price, payable in cash, equal to the then Book Value of such Securities.

       4.3. ASSIGNMENT OF CALL RIGHT. The Company may assign to a Designated Employee the right to purchase any Securities held by the Call Employee Investor Group or bank or other financial institution as the case may be, upon the exercise of any call right pursuant to this Section 4; PROVIDED, HOWEVER, that the price paid by the Designated Employee shall only be paid in cash.

       4.4. CLOSING. The closing of the purchase of any Securities pursuant to the exercise of the call option shall take place no later than 30 days from the date the call notice was given by the Company, at the principal office of the Company or at such other time and location as the parties to such purchase may mutually determine. At the closing, the Company shall pay to the Call Employee Investor Group or bank or other financial institution, as the case may be, the call price for the Securities to be purchased pursuant to the call option in cash by certified or bank check or by the issuance of a Company Note. At such time, the Call Employee Investor Group or bank or other financial institution, as the case may be, shall deliver to the Company the certificate or certificates representing the Securities so purchased, each duly endorsed for transfer and with signature guaranteed, free and clear of any liens, with any necessary stock transfer tax stamps affixed.

       4.5. PERIOD. The foregoing provisions of this Section 4 shall terminate immediately following the closing of the Initial Public Offering.

       5. "TAKE ALONG" RIGHTS. Subject to compliance with Section 3, each holder of Securities hereby agrees, if requested by the Lee Majority Holders, to Transfer for value (for purposes of this Section 5, a "SALE") all or a portion of the Securities then owned by such holder to any Person, other than any Person which is an Affiliate of any holder of Lee Securities (for purposes of this Section 5, the "PROPOSED BUYER") in the manner and on the terms set forth in this Section 5 in connection with the Sale by the holders of Lee Securities (collectively, the "PROPOSED FUND SELLER") pursuant to a transaction (i) in which the Proposed Fund Seller sells all of the Lee Securities held by them to the Proposed Buyer or (ii) in which immediately following the consummation of such transaction, the holders of Securities will retain no more than twenty percent (20%) of all issued and outstanding shares of Common Stock of the Company (the "Retained Securities") and the Proposed Fund Seller sells all of the Lee Securities other than its pro rata share of the Retained Securities in such transaction.

       5.1. PROCEDURE. If the Lee Majority Holders elect to exercise their rights under this Section 5, a notice (the "TAKE ALONG NOTICE") shall be furnished by the Proposed Fund Seller to each holder of Securities (which shall be furnished to the Compensation Committee of the Board on behalf of each holder of Employee Securities). The Take Along Notice shall set forth the principal terms of the proposed Sale insofar as it relates to the Securities, including the number of Securities to be purchased from the Proposed Fund Seller, the maximum and minimum purchase price, and the name and address of the Proposed Buyer. If the Lee Majority Holders consummate the Sale referred to in the Take Along Notice, each other holder of Securities (each a "PARTICIPATING SELLER") shall be bound and obligated to Sell all of such Participating Seller's Securities in the Sale on the same terms and conditions (subject to all of the provisions of this Agreement), with respect to each Security sold, as the Proposed Fund Seller shall sell each Lee Security in the Sale, and, in the case of Options have the obligation to either (i) exercise such Options (if then exercisable) and participate in such Sale as holders of Common Stock issuable upon such exercise, or (ii) upon the consummation of the Sale, receive in exchange for such Options (to the extent exercisable at the time of such Sale) consideration equal to the amount (if greater than zero) determined by multiplying (1) the same amount of consideration per Share received by the holders of the Common Stock in connection with the Sale less the exercise price per share of such Option by (2) the number of shares of Common Stock issuable upon exercise of such Option. If at the end of the one year anniversary of the date of the effectiveness of the Take Along Notice the Proposed Fund Seller has not completed the Sale, each Participating Seller shall be released from his obligation under the Take Along Notice, the Take Along Notice shall be null and void, and it shall be necessary for a separate Take Along Notice to have been furnished and the terms and provisions of this Section 5 separately complied with, in order to consummate such Sale pursuant to this Section 5, unless the failure to complete such Sale resulted from any failure by any Participating Seller to comply in any material respect with the terms of this Section 5.

       5.2. CERTAIN LEGAL REQUIREMENTS. In the event the consideration to be paid in exchange for Securities in the proposed Sale pursuant to Section 5.1 includes any securities and the receipt thereof by any Investor as a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D solely to "accredited investors" as defined in said Regulation D, the Proposed Fund Seller shall be obligated to use all commercially reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit such Participating Seller to receive such securities. Each Participating Seller agrees to take such actions as the Proposed Fund Seller shall reasonably request in order to permit such requirements to have been complied with.

       5.3. FURTHER ASSURANCES. Each Participating Seller, and each Investor to whom the Securities held by such Participating Seller were originally issued, shall, whether in his capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions (subject to all the provisions of this Agreement) as may be reasonably requested in order expeditiously to consummate each Sale pursuant to Section
5.1. Each such Participating Seller or Investor agrees to execute and deliver such agreements that are reasonably requested in connection with the Sale so that the Participating Seller to be subject to the same terms and conditions (subject to all of the provisions of this Agreement) with respect to each Security sold as the Proposed Fund Seller shall Sell each Fund Security in the Sale, including, without limitation, an agreement by such Participating Seller
(i) to be subject to such purchase price escrow, indemnity or adjustment provisions as may apply to Investors generally, (ii) to be liable in respect of any individual representations or warranties to be given by selling Investors in the Sale regarding such matters as legal capacity or due organization of such Participating Seller, authority to participate in the Sale, compliance by such selling Investor with laws and agreements applicable to it, and ownership (free and clear of liens, charges, encumbrances and adverse claims) of Securities to be sold by such Participating Seller ("INDIVIDUAL REPRESENTATIONS") (insofar as such Individual Representations relate to such Participating Seller) and (iii) except with respect to the Seller Investors, to make any general representations or warranties to be given by selling Investors in the Sale regarding such matters as the liabilities (contingent and otherwise), assets, agreements and business of the Company and its Subsidiaries, the compliance of the Sale with laws and contracts, and the adequacy of disclosure ("GENERAL REPRESENTATIONS"); PROVIDED, HOWEVER, that except with respect to Individual Representations, the aggregate amount of the liability of each Participating Seller in the Sale in respect of representations, warranties and indemnities shall not exceed the lesser of (i) such Participating Seller's pro rata portion of any such liability, in accordance with such Participating Seller's portion of the total number of Securities included in the Sale or (ii) the net proceeds received by such Participating Seller from the Sale; and PROVIDED, FURTHER, that no Participating Seller who is an Employee Investor, SCP Investor or Seller Investor shall be required as a condition of such Sale to be bound by any non-competition, non-solicitation, no-hire or similar covenant applicable to the holders of Lee Securities, provided that the foregoing shall not be deemed to limit or otherwise affect the assignability of the non-competition provisions of the Contribution Agreement which are applicable to the Seller Initial Investor.

       5.4. CLOSING. The closing of a Sale pursuant to Section 5.1 shall take place at such time and place as the Lee Majority Holders shall specify by notice to each Participating Seller. At the closing of any Sale under this Section 5, each Participating Seller shall deliver the certificates evidencing the Securities to be sold by such Participating Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

       5.5. PERIOD. The foregoing provisions of this Section 5 shall terminate immediately following the closing of the Initial Public Offering.

       6.     CO-SALE RIGHTS.

       6.1. TAG ALONG. Subject to compliance with Section 3, no holder or holders of any Securities (for purposes of this Section 6, collectively, the "PROPOSED SELLER") shall Transfer (for purposes of this Section 6, a "SALE") any of such Investor's Securities to any other Person (the "PROPOSED BUYER") except in the manner and on the terms set forth in this Section 6, and attempted Transfers in violation of this Section 6 shall be null and void.

              6.1.1. OFFER. A written notice (the "TAG ALONG NOTICE") shall be furnished by the Proposed Seller to each holder of Securities (the "TAG ALONG OFFEREES") at least five (5) business days prior to a Transfer. The Tag Along Notice shall include:

                     (a) The principal terms of the proposed Sale insofar as it relates to the Securities, including the number of Securities to be purchased from the Proposed Seller, the percentage on a fully-diluted basis of the total number of Securities held by all holders of Securities which such number of Securities constitutes (for purposes of this Section 6, the "SALE PERCENTAGE"), the maximum and minimum purchase price (which maximum purchase price shall not exceed the minimum price by more than 110%), the name and address of the Proposed Buyer, and (if the Proposed Buyer is not subject to the periodic reporting requirements of the Exchange
              Act) the name of each director of the Proposed Buyer and of each Person which is the beneficial owner of more than five percent (5%) of the Common Stock of the Proposed Buyer; and

                     (b) An offer by the Proposed Seller to include, at the option of each Tag Along Offeree, in the Sale to the Proposed Buyer such number of Securities (not in any event to exceed the Sale Percentage of the total number of Securities held by such Tag Along Offeree) owned by each Tag Along Offeree determined in accordance with Section 6.1.2 hereof, on the same terms and conditions (subject to all of the provisions of this Agreement), with respect to each Security Sold, as the Proposed Seller shall Sell each of its Securities.

              6.1.2. EXERCISE. Each Tag Along Offeree desiring to accept the offer contained in the Tag Along Notice shall send a written commitment to the Proposed Seller specifying the number of Securities (not in any event to exceed the Sale Percentage of the total number of Securities held by such Tag Along Offeree) which such Tag Along Offeree desires to have included in the Sale within five (5) business days after the effectiveness of the Tag Along Notice (each a "PARTICIPATING SELLER"). Each Tag Along Offeree who has not so accepted such offer shall be deemed to have waived all of his or her rights with respect to the Sale, and the Proposed Seller and the Participating Sellers shall thereafter be free to Sell to the Proposed Buyer, at a price no greater than 110% of the maximum price set forth in the Tag Along Notice and otherwise on terms not more favorable in any material respect to them than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerees. If, prior to consummation, the terms of such proposed Sale shall change with the result that the price shall be greater than 110% of the maximum price set forth in the Tag Along Notice or the other terms shall be more favorable in any material respect than as set forth in the Tag Along Notice, it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Section 6 separately complied with, in order to consummate such proposed Sale pursuant to this Section 6.

              The acceptance of each Participating Seller shall be irrevocable except as hereinafter provided, and each such Participating Seller shall be bound and obligated to Sell in the Sale such number of Securities as such Participating Seller shall have specified in such Participating Seller's written commitment on the same terms and conditions (subject to all of the provisions of this Agreement), with respect to each Security Sold, as the Proposed Seller shall sell each Security in the Sale, and, in the case of Options, have the opportunity to either (i) exercise such Options (if then exercisable) and participate in such Sale as holders of Common Stock issuable upon such exercise or (ii) upon the consummation of the Sale, receive in exchange for such Options (to the extent exercisable at the time of such Sale) consideration equal to the amount (if greater than zero) determined by multiplying (1) the same amount of consideration per Share received by the holders of the Common Stock in connection with the Sale less the exercise price per share of such Option by (2) the number of shares of Common Stock issuable upon exercise of such Option. In the event the Proposed Seller shall be unable (otherwise than by reason of the circumstances described in Section 6.2) to obtain the inclusion in the Sale of all Securities which the Proposed Seller and each Participating Seller desires to have included in the Sale (as evidenced in the case of the Proposed Seller by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's written commitment), the number of Securities to be sold in the Sale by the Proposed Seller and each Participating Seller shall be reduced on a pro rata basis according to the proportion which the number of Securities which each such Seller desires to have included in the Sale bears to the total number of Securities desired by all such Sellers to have included in the Sale.

              If at the end of the one hundred eightieth (180th) day following the date of the effectiveness of the Tag Along Notice the Proposed Seller has not completed the Sale as provided in the foregoing provisions of this Section 6.1, each Participating Seller shall be released from his obligations under his written commitment, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Section 6 separately complied with, in order to consummate such Sale pursuant to this Section 6, unless the failure to complete such Sale resulted from any failure by any Tag Along Offeree to comply in any material respect with the terms of this Section 6.

       6.2. CERTAIN LEGAL REQUIREMENTS. In the event the consideration to be paid in exchange for Securities in the proposed Sale pursuant to Section 6.1 includes any securities and the receipt thereof by any Investor as a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D solely to "accredited investors" as defined in said Regulation D, the Proposed Seller shall be obligated to use all commercially reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit such Participating Seller to receive such securities. Each Participating Seller agrees to take such actions as the Proposed Seller shall reasonably request in order to permit such requirements to have been complied with.

       6.3. FURTHER ASSURANCES. Each Participating Seller, and each Investor to whom the Securities held by such Participating Seller were originally issued, shall, whether in his capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions (subject to all the provisions of this Agreement) as may be reasonably requested in order expeditiously to consummate each Sale pursuant to Section
6.1. Each such Participating Seller or Investor agrees to execute and deliver such agreements as may be necessary for the Participating Seller to be subject to the same terms and conditions (subject to all of the provisions of this Agreement) with respect to each Security sold as the Proposed Seller shall Sell each Security in the Sale, including, without limitation, an agreement by such Participating Seller (i) to be subject to such purchase price escrow, indemnity or adjustment provisions as may apply to Investors generally, (ii) to be liable in respect of any Individual Representations to be given by selling Investors in the Sale (insofar as such Individual Representations relate to such Participating Seller) and (iii) except with respect to the Seller

Investors, to make any General Representations to be given by selling Investors in the Sale; PROVIDED, HOWEVER, that except with respect to Individual Representations, the aggregate amount of the liability of each Participating Seller in respect of representations, warranties and indemnities shall not exceed the lesser of (i) such Participating Seller's pro rata portion of any such liability, in accordance with such Participating Seller's portion of the total number of Securities included in the Sale or (ii) the net proceeds received by such Participating Seller from the Sale; and PROVIDED, FURTHER, that no Participating Seller who is an Employee Investor, SCP Investor or Seller Investor shall be required as a condition of such Sale to be bound by any non-competition, non-solicitation, no-hire or similar covenant applicable to the holders of Lee Securities, provided that the foregoing shall not be deemed to limit or otherwise affect the assignability of the non-competition provisions of the Contribution Agreement which are applicable to the Seller Initial Investor.

       6.4. CLOSING. The closing of a Sale pursuant to Section 6.1 shall take place at such time and place as the Proposed Seller shall specify by notice to each Participating Seller. At the closing of any Sale under this Section 6, each Participating Seller shall deliver the certificates evidencing the Securities to be sold by such Participating Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

       6.5.   EXCLUDED TRANSACTIONS. Notwithstanding any provisions of this
Section 6 to the contrary and subject to the provisions of Section 7 below, the preceding provisions of this Section 6 shall not restrict any Transfer pursuant to the provisions of Section 5 or 7 of this Agreement; and no holder of Securities shall have pursuant to the provisions of this Section 6 any right of participation or otherwise with respect to (i) any Transfer of Securities permitted by Sections 3.1.2, 3.2.2 and 3.3, (ii) any Transfer of Seller Securities, or (iii) any Transfers of Securities in connection with a Public Offering or under Rule 144. Notwithstanding the provisions of the immediately preceding sentence, no Transfer of Securities (other than to the Company) shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that all Securities to be received by such recipient are subject to all of the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as the applicable Investor effecting such Transfer.

       6.6. PERIOD. The foregoing provisions of this Section 6 shall terminate immediately following the closing of the Initial Public Offering, except in the case of any Block Transaction.

       7. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its Subsidiaries to perform and comply, with such of following provisions as are applicable to it. Each holder of Securities will perform and comply with such of the following provisions as are applicable to such holder.

       7.1.   PIGGYBACK REGISTRATION RIGHTS.

              7.1.1. ELECTION. Whenever the Company proposes to register on Form S-l, S-2 or S-3 (or any successor form) any shares of Common Stock for its own or others' account under the Securities Act for a public offering (each a "PUBLIC OFFERING"), the Company shall furnish each holder of Registrable Securities prompt notice of its intent to do so. Upon the request of any such holder given by notice to the Company within twenty
       (20) days after the effectiveness of such notice from the Company, the Company will use its reasonable best efforts to cause to be included in such registration all of the Registrable Securities which such holder requests.

              7.1.2. FURTHER ASSURANCES. Holders of Registrable Securities participating in any Public Offering shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including without limitation being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of the representations and warranties being made by each selling shareholder, and any indemnification agreements and "lock-up" agreements made by each selling shareholder for the benefit of the underwriters in such underwriting agreement.

              7.1.3. EXPENSES. The Company shall pay all expenses of the holders of Registrable Securities participating in any Public Offering pursuant to this Section 7.1, other than (i) underwriting discounts and commissions, if any, (ii) applicable transfer taxes, if any, and (iii) fees and charges of any attorneys or other advisors (other than attorneys and advisors retained by the Company to advise it in connection with such Public Offering and one counsel retained to advise all holders of Registrable Securities in connection with such Public Offering) retained by any such holders.

              7.1.4. EXCLUDED TRANSACTIONS. Notwithstanding the preceding provisions of this Section 7.1, no holder of Registrable Securities shall have any right of participation or otherwise with respect to the following Public Offerings:

                     (a) Any Public Offering relating primarily to employee benefit plans, or

                     (b) Any Public Offering the proceeds of which are used principally to finance the acquisition after the date hereof by the Company or any of its Subsidiaries of any acquired business or any Public Offering constituting an exchange of securities for securities of any such acquired business.

       7.2.   DEMAND REGISTRATION RIGHTS.

              7.2.1. REGISTRATION ON REQUEST OF HOLDERS OF FUND SECURITIES. The Lee Majority Holders (as to such registration, the "INITIATING HOLDERS") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such Initiating Holders. Promptly after receipt of such notice, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Holders, and, subject to all of the provisions of this Section 7, all other Registrable Securities which the Company has been requested to register pursuant to Section 7.1.1 by notice delivered to the Company within 20 days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register. The demand registration rights granted pursuant to this Section 7.2.1 may not be exercised on more than two occasions. No holder of Lee Securities shall present any request for registration pursuant to this Section 7.2.1 at any time within one hundred twenty (120) days after either the furnishing by the Company of any notice of proposed registration under Section 7.1 or 7.2 hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering, without the prior consent of the Company.

              7.2.2. REGISTRATION ON REQUEST OF HOLDERS OF SCP SECURITIES AND EMPLOYEE SECURITIES.

                     7.2.2.1. SCP INVESTORS. At any time following consummation of the Initial Public Offering, the SCP Majority Holders (as to such registration, the "INITIATING HOLDERS") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such holders. The demand registration rights granted pursuant to this Section 7.2.2.1 may not be exercised on more than one (1) occasion.

                           7.2.2.2. OTHER INVESTORS. At any time following the
                  consummation of any two Public Offerings, the Employee Majority Holders (as to such registration, the "INITIATING HOLDERS") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such holders. The demand registration rights granted pursuant to this Section 7.2.2.2 may not be exercised on more than two
                  (2) occasions.

                           7.2.2.3. CERTAIN PROVISIONS. No holder of SCP
                  Securities or Employee Securities shall present any request for registration pursuant to this Section 7.2.2 at any time within one hundred twenty (120) days after either the furnishing by the Company of any notice of proposed registration under Section 7.1 or 7.2 hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering without the prior consent of the Company. Promptly after receipt of any notice requesting registration of Registrable Securities pursuant to this Section 7.2.2, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by the holders requesting pursuant to this Section 7.2.2, and, subject to all of the provisions of this Section 7, all other Registrable Securities which the Company has been requested to register pursuant to Section 7.1.1 by notice delivered to the Company within 20 days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register.

                  7.2.3.   FORM. Each registration requested pursuant to Section
         7.2.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Securities held by the Initiating Holders (the "Majority Initiating Holders"). Each registration requested pursuant to Section 7.2.2 shall be effected by the filing of a registration statement on Form S-3; PROVIDED, HOWEVER, that if at such time Form S-3 is not available to the Initiating Holders, then such registration may be effected by the filing of a registration statement on Form S-1 or such other form as may be agreed to in writing by the Majority Initiating Holders. At the time of the Initial Public Offering and thereafter, the Company shall use commercially reasonable efforts to make the Company eligible to register Registrable Securities on Form S-3, including the listing of its securities on a national securities exchange or the quoting of its securities on an automated quotation system of a national securities association.

              7.2.4. REGISTRATIONS PURSUANT TO SECTION 7.2. In the case of a registration pursuant to Section 7.2, whenever the Majority Initiating Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and all Registrable Securities to be included in such registration shall be included in such underwritten offering, subject to the cutback provisions of Section 7.3.1. If requested by such underwriters, the Company will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

              7.2.5. EXPENSES. The Company shall pay all expenses of the holders of Registrable Securities participating in any Public Offering pursuant to this Section 7.2, other than (i) underwriting discounts and commissions, if any, (ii) applicable transfer taxes, if any, and (iii) fees and charges of any attorneys or other advisors (other than attorneys and advisors retained by the Company to advise it in connection with such Public Offering and one counsel retained to advise all holders of Registrable Securities in connection with such Public Offering) retained by any such holders.

       7.3.   CERTAIN OTHER PROVISIONS.

              7.3.1. CUTBACKS. Notwithstanding the foregoing provisions of this
       Section 7, if the Company is advised in good faith by any managing underwriter of securities being offered pursuant to any Public Offering under this Section 7 that the number of shares requested to be sold in such Public Offering is greater than the number of such shares which can be included in such Public Offering without materially adversely affecting such Public Offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter as provided in this Section 7.3.1:

                     7.3.1.1. COMPANY REGISTRATION OR IPO. Upon registration by the Company of securities for its own account as contemplated by
              Section 7.1.1 or in
              the case of an Initial Public Offering, shares to be included in such offering shall be reduced in the following order and fashion:

                     (i) first, Registrable Securities requested to be included in the Public Offering by Persons other than the Company, if any, with respect to such Public Offering shall be reduced pro rata (based on the number of shares requested to be included by such Persons); and

                     (ii) second, shares of Common Stock proposed to be included by the Company shall be reduced.

                     7.3.1.2. DEMAND REGISTRATION RIGHTS. Upon the exercise of
              demand registration rights by the Initiating Holders pursuant to
              Section 7.2 (except in the case of an Initial Public Offering), the shares to be included in such offering shall be reduced pro rata (based on the number of such shares proposed to be included).

              7.3.2. SELECTION OF MANAGING UNDERWRITERS. In the case of any registration proposed by the Company for the Public Offering of securities for its own account, the managing underwriters, if any, with respect thereto shall be selected by the Board of Directors. In the case of any registration pursuant to Section 7.2 hereof, the holders of a majority of the Registrable Securities requested to be included therein hereunder shall select the managing underwriters, if any, with respect thereto. Notwithstanding the foregoing provisions of this Section 7.3.2, in the case of the Initial Public Offering, the managing underwriter with respect thereto shall be selected by the Lee Majority Holders, provided that the Lee Investors hereby acknowledge and agree that prior to selecting any managing underwriter pursuant to this Section 7.3.2, they will cause the Lee Designated Investors to notify and discuss such action with the other members of the Board, it being acknowledged and agreed that the consent of the SCP Designated Director and the Employee Designated Directors shall not be required in connection with any such selection, nor shall any action be invalidated based on the failure of such Lee Designated Directors to notify and discuss such actions with the other Directors.

              7.3.3. Selection of Counsel. Counsel to the Company in connection with any Public Offering shall be selected by the Board of Directors, and counsel to the selling holders of Registrable Securities shall be selected by the holders of a majority of the Registrable Securities requested pursuant to the provisions hereof to be included therein.

       7.4.   INDEMNIFICATION AND CONTRIBUTION.

              7.4.1. INDEMNITIES OF THE COMPANY. In the event of any registration of any Registrable Securities or other debt or equity securities under the Securities Act, and in connection with any registration statement filed under the Securities Act, or any other disclosure document produced by or on behalf of the Company and any of its Subsidiaries, including without limitation reports required or other documents filed under the Exchange Act and documents pursuant to which securities of the Company and any of its Subsidiaries are sold (whether or not for the account of the Company), the Company will, and hereby does, and will cause each of its Subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any other holder of Securities who is or might be deemed to be a controlling Person of the Company and any of its Subsidiaries within the meaning of
       Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other disclosure document (including without limitation reports and other documents filed under the Exchange Act) or any document incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company and any of its Subsidiaries of any federal, state or common law rule or regulation applicable to the Company or to any of its Subsidiaries and relating to action or inaction in connection with any such registration or disclosure document and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that neither the Company nor any of its Subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or other disclosure document in reliance upon and in conformity with written information furnished to the Company or to any of its Subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and each of its Subsidiaries contained in this Section 7.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

              7.4.2. INDEMNITIES TO THE COMPANY. The Company and any of its Subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 7, that the Company and any of its Subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its Subsidiaries, each director of the Company or any of its Subsidiaries, each officer of the Company or any of its Subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its Subsidiaries within the meaning of
       Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement (or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company), any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including without limitation reports and other documents filed under the Exchange Act) if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or to any of its Subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or other disclosure document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its Subsidiaries, or any such director, officer or controlling Person and shall survive any transfer of securities.

              7.4.3. CONTRIBUTION. If the indemnification provided for in Sections 7.4.1 or 7.4.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 7.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this
       Section 7.4.3 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities
       Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

              7.4.4. LIMITATION ON LIABILITY OF HOLDERS OF REGISTRABLE SECURITIES. The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 7.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such holder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

       7.5. LOCK UP. No holder of Securities shall Transfer any Securities without the prior written consent of the underwriters managing the offering (i) for a period beginning seven days immediately preceding and ending on the 180th day following the effectiveness of the registration statement filed in connection with the Initial Public Offering, and (ii) for a period beginning seven days immediately preceding and ending on the 180th day following the effectiveness of the registration statement filed in connection with any subsequent Public Offering, or such lesser period as may be consented to in writing by the underwriters managing such subsequent Public Offering.

8. CERTAIN FUTURE EQUITY FINANCINGS OF THE COMPANY. The Company shall not issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, issue or grant any rights (either preemptive or other) to subscribe for or to purchase, or any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its capital stock or any stock or securities convertible into or exchangeable for any shares of its capital stock, or grant stock appreciation or other equity equivalent rights, in each case to any Person (each an "ISSUANCE" of "SUBJECT SECURITIES"), except in compliance with the following provisions of this Section 8; PROVIDED, HOWEVER, that the provisions of this Section 8 shall not apply to any such issuance or sale pursuant to options, warrants or rights for, or securities convertible into, other securities, in each case if such options, warrants, rights or convertible securities (i) were outstanding as of the date hereof, or
(ii) were issued after the date hereof in connection with employee compensation or incentive plans established from time to time by the Company; and PROVIDED, FURTHER, that the provisions of this Section 8 shall not apply to any such issuance or sale of (i) shares of capital stock in connection with acquisitions by the Company or any of its Subsidiaries which are approved by the Board or
(ii) warrants, debt instruments or other securities convertible into or exchangeable for shares of capital stock which are issued to any bank or financial institution in connection with any future debt financing of the Company or any of its Subsidiaries unless and until such time as such securities are actually converted into or exchanged for shares of capital stock.

       8.1.   RIGHT OF PARTICIPATION.

              8.1.1. OFFER. Not fewer than thirty (30) business days prior to the consummation of the Issuance, a notice (the "PREEMPTION NOTICE") shall be furnished by the Company to each holder of Lee Securities, SCP Securities, Seller Securities and the Compensation Committee of the Board on behalf of the holders of Employee Securities (collectively, the "PREEMPTIVE PURCHASER OFFEREES"). The Preemption Notice shall include:

                     (i) The principal terms of the proposed Issuance, including without limitation the amount and kind of Subject Securities to be included in the Issuance, the percentage of the total number of shares of Common Stock outstanding as of immediately prior to giving effect to such Issuance (calculated on a fully diluted basis) which the number of Securities (giving effect to all Options, as if such Options had been exercised to purchase the number of shares of Common for which such Options were then exercisable, on a cashless basis) held by such Preemptive Purchaser Offeree (in the case of the Compensation Committee, as to all Employee Securities) constitutes (the "PREEMPTIVE PORTION"), the maximum price per unit of the Subject Securities, the name and address of the Persons to whom the Subject Securities will be Issued (the "PROPOSED BUYERS") and the other principal terms of the proposed Issuance; and

                     (ii) An offer by the Company to Issue, at the option of each Preemptive Purchaser Offeree, to such Preemptive Purchaser Offeree, such portion of the

              Subject Securities to be included in the Issuance as may be requested by such Preemptive Purchaser Offeree (not to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance) determined as provided in Section 8.1.2, on the same terms and conditions, with respect to each unit of Subject Securities issued to the Preemptive Purchaser Offerees, as each of the Proposed Buyers shall be Issued each of his, her or its units of Subject Securities.

              8.1.2. TIME AND MANNER OF EXERCISE BY OFFEREES. Each Preemptive Purchaser Offeree desiring to accept the offer contained in the Preemption Notice shall send a written commitment to the Company specifying the amount of Subject Securities (not in any event to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance) which such Preemptive Purchaser Offeree desires to be issued within ten (10) business days after effectiveness of the Preemption Notice (each Preemptive Purchaser Offeree who so accepts the offer contained in the Preemption Notice being referred to herein as a "PARTICIPATING BUYER"). Each Preemptive Purchaser Offeree who has not so accepted such offer shall be deemed to have waived all of his rights with respect to the Issuance, and the Company shall thereafter be free to Issue in the Issuance to the Proposed Buyers, at a price no less than 95% of the maximum price set forth in the Preemption Notice and on otherwise substantially no more favorable terms than as set forth in the Preemption Notice, without any further obligation to include such non-accepting Preemptive Purchaser Offerees in the Issuance. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than 95% of the maximum price set forth in the Preemption Notice or the other principal terms shall be substantially more favorable than as set forth in the Preemption Notice, it shall be necessary for a separate Preemption Notice to have been furnished, and the terms and provisions of this Section 8.1 separately complied with, in order to consummate such proposed Issuance pursuant to this Section 8.1.

              The acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions (subject to all of the provisions of this Agreement), with respect to each unit of Subject Securities Issued, as the Proposed Buyers shall be Issued each of his, her or its units of Subject Securities, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment. If at the end of the one hundred twentieth (120th) day following the date on which the Preemption Notice was given the Company has not completed the Issuance as provided in the foregoing provisions of this Section 8, each Participating Buyer shall be released from his obligations under the written commitment, the Preemption Notice shall be null and void, and it shall be necessary for a separate

       Preemption Notice to have been furnished, and the terms and provisions of this Section 8.1 separately complied with, in order to consummate an Issuance pursuant to this Section 8.1, unless the failure to complete the Issuance resulted from any failure by any Preemptive Purchaser Offeree to comply in any material respect with the terms of this Section 8.

              8.1.3. EXERCISE BY THE COMPENSATION COMMITTEE. Notwithstanding the generality of the provisions of Section 8.1.2, the Compensation Committee of the Board shall have the right to accept the offer contained in the Preemption Notice as to the Preemptive Portion of Subject Securities on behalf of any employee of the Company or any of its Subsidiaries as the Compensation Committee may so designate. If the Compensation Committee desires to accept the offer contained in the Preemption Notice, it shall send a written notice of acceptance to the Company within ten (10) business days after effectiveness of the Preemption Notice. The Compensation Committee shall within ninety (90) days after effectiveness of the Preemption Notice send to the Company a written notice which specifies the name of each employee to whom the Compensation Committee has delegated the right to purchase Subject Securities and the number of shares of Subject Securities allocated to such employee (not to exceed as to all such employees the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance).

              8.1.4. CERTAIN LEGAL REQUIREMENTS. In the event the participation by any Preemptive Purchaser Offeree as a Participating Buyer would require under applicable law (i) the registration or qualification of any securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Issuance of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D solely to "accredited investors" as defined in said Regulation D, the Company shall be obligated to use all commercially reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit such Participating Buyer to receive such securities. Notwithstanding any provisions of this Section 8, if use of all commercially reasonable efforts shall not have resulted in such requirements being complied with to the extent necessary to permit such Participating Buyer to receive such securities, the Company may exclude such Participating Buyer from participation in the Issuance. The obligation of the Company to use reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Buyer to receive such securities shall be conditioned on such Participating Buyer executing such documents and instruments, and taking such other actions (including without limitation, if required by the Company on advice of its counsel, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Company shall reasonably request in order to permit such requirements to have been complied with. Each Participating Buyer agrees to take such actions as the Company shall reasonably request in order to permit such requirements to have been complied with.

              8.1.5. CLOSING. Each Participating Buyer shall take such actions and execute such documents and instruments as shall be reasonably necessary or desirable in order to consummate the Issuance expeditiously and on the same terms and conditions (subject to all of the provisions of this Agreement) with respect to each unit of Subject Securities Issued, as the Proposed Buyers shall be Issued each of his, her or its units of Subject Securities.

       8.2. PERIOD. The foregoing provisions of this Section 8 shall terminate simultaneously with the closing of the Initial Public Offering.

       9.     INFORMATION AND INSPECTION RIGHTS.

       9.1. FINANCIAL STATEMENTS; INFORMATION. The Company will, and will cause each of its Subsidiaries to, maintain a standard system of accounts in accordance with generally accepted accounting principles consistently applied and the Company will, and will cause each of its Subsidiaries to, keep full and complete financial records. The Company will furnish to the Seller Initial Investor and each other Investor which holds Securities which constitute at least 4% of the Common Stock then outstanding the information set forth in this
Section 9.1.

              (a) Within ninety (90) days after the end of each fiscal year, a copy of the consolidated and consolidating balance sheet of the Company and its Subsidiaries, if any, as at the end of such year, together with consolidated and consolidating statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries, if any, for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and duly certified by an independent public accountant of national recognition selected by the Board of Directors of the Company.

              (b) Within forty-five (45) days after the end of each fiscal quarter, a consolidated and consolidating balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal quarter and consolidated and consolidating statements of income, shareholders' equity and cash flow for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail.

              (c) Promptly upon receipt thereof, any written report, so called "management letter", and any other communication submitted to the Company or any Subsidiary by its independent public accountants relating to the business, prospects or financial condition of the Company and its Subsidiaries, if any.

              (d) Such other information with regard to the business, properties or the condition or operations, financial or otherwise, of the Company of its Subsidiaries, if any, as such Investor may from time to time reasonably request; PROVIDED, THAT, nothing contained herein shall entitle the Seller Investors to receive information (other than the foregoing) which is generally made available exclusively to the Board of Directors of the Company.

       9.2. AVAILABILITY OF FINANCIAL AND OTHER INFORMATION. The Company will make available at the request of any holder of Securities upon reasonable advance notice, the information described in Sections 9.1(a) and (b) above.

       9.3. INSPECTION. The Company shall permit authorized representatives of the Seller Initial Investor and each Investor which holds Securities which constitute at least 4% of the Common Stock then outstanding to visit and inspect and copy any of the properties of the Company, including its books of account and other records, and to consult its officers, administrative employees and independent accountants regarding its affairs, finances and accounts during normal business hours and upon reasonable advance notice, as may be reasonably requested by such Investor, but in no event on more than four occasions in any calendar year; PROVIDED, HOWEVER, that all such information provided to such Investor by the Company will be maintained as confidential by such Investor and not be disclosed to third parties; PROVIDED, FURTHER, that any such Investor may provide summaries of such information to Affiliates of such Investor (such as reports provided by such Investor to its Affiliates in its fiduciary capacity) so long as such Affiliate is not a Competitor Institution.

       10. AFFILIATED TRANSACTIONS. The Company shall not, and shall cause its Subsidiaries not to, effect or remain obligated with respect to any transaction with any Affiliate of the Company or any such Subsidiary other than
(i) transactions between the Company or any of its Subsidiaries on the one hand and the Company or any of its Subsidiaries on the other hand, and (ii) transactions on arms' length terms approved by the Board after full disclosure; PROVIDED,

HOWEVER, that the Company and its Subsidiaries may become and remain liable in respect of compensation payable to executive officers and other employees of the Company and its Subsidiaries in the ordinary course of business and transaction and management fees payable to the Lee Investors and the SCP Investors pursuant to agreements executed in connection with the closing under the Contribution Agreement.

       11.    REMEDIES.

       11.1. GENERALLY. The Company and all holders of Securities shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Securities. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

       11.2. DEPOSIT. Without limiting the generality of Section 11.1, if any Investor (a "Non-Complying Investor") fails to deliver any certificate or certificates evidencing Securities that may be required to be Transferred pursuant to any provision of this Agreement in accordance with the terms hereof, the Company or other Person entitled to purchase or require the Transfer of such securities may, at its option, in addition to all other remedies it may have, deposit the price for such Securities with any national bank or trust company having combined capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) and which has agreed to act as escrow agent in the manner contemplated by this Section 11.2 and shall furnish or make available to all interested Persons satisfactory evidence of such deposit and thereupon the Company shall cancel on its books the certificate or certificates representing such Securities and, in the case of any such Transfer of Securities to a Person other than the Company issue, in lieu thereof and in the name of such Person, a new certificate or certificates representing such Securities and thereupon all of the Non-Complying Investor's rights in and to such Securities shall terminate. Thereafter, upon delivery to the Company by such Non-Complying Investor of the certificate or certificates evidencing such Securities (duly endorsed, or with stock powers or other appropriate instruments of transfer duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with all applicable stock transfer tax stamps affixed), the Company shall instruct the escrow agent referred to above to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Person who deposited the purchase price for such Securities) to such Non-Complying Investor.

       12. LEGEND. Each certificate representing Securities shall have the following legend endorsed conspicuously thereupon:

              "The securities represented by this certificate are subject to restrictions on voting and transfer and requirements of sale and the provisions as set forth in the Stockholders Agreement dated as of November 30, 1996, as amended and in effect from time to time, and constitute Securities as defined in such Stockholders Agreement. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."

       Any person who acquires Securities which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Securities.

       13.    AMENDMENT, ETC.

       13.1. NO ORAL MODIFICATIONS. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

       13.2. WRITTEN MODIFICATIONS. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, by an agreement in writing signed by the holders of not less than fifty-five percent (55%) of the outstanding shares of Common Stock; provided, however, that no amendment, restatement, modification, termination or waiver which adversely affects the rights of the holders of SCP Securities, the holders of Employee Securities or the holders of Seller Securities shall be effective without the written consent (which, in the case of the holders of Employee Securities, such consent shall not require as a condition precedent the solicitation of all holders of Employee Securities) of those holders holding a majority of such type of Securities, regardless of whether such proposed amendment or other modification equally affects the holders of each other type of Securities. In addition, each party hereto and each holder of Securities subject hereto may waive any of its rights hereunder by an instrument in writing signed by such party or holder.

       14.    MISCELLANEOUS.

       14.1. AUTHORITY; EFFECT. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement has been duly authorized on behalf of such party and does not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

       14.2. NOTICES. Notices and other communications provided for in this Agreement shall be in writing and shall be effective (i) when one day shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of Boston) from their deposit for overnight delivery with Federal Express or other bonded courier (charges prepaid), addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, (ii) when three (3) days shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of Boston) from their deposit in the U.S. mail, postage prepaid and registered or certified, addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, or
(iii) if earlier, upon receipt.

       If to the Company, to it at:

              JHFSC Acquisition Corp.
              c/o Tucker Anthony Incorporated
              One Beacon Street
              Boston, Massachusetts 02108
              Attention: Chairman

              with copies to:

              John Hancock Freedom Securities Corporation
              One World Financial Center
              200 Liberty Street
              New York, New York 10281
              Attention: Kevin J. McKay, Esq.

              Ropes & Gray
              One International Place
              Boston, Massachusetts 02110
              Attention: Alfred O. Rose, Esq.

              Thomas H. Lee Company
              75 State Street
              Boston, Massachusetts 02109

                  Attention: Thomas M. Hagerty

                  Hutchins, Wheeler & Dittmar
                  101 Federal Street
                  Boston, Massachusetts 02110
                  Attention: James Westra, Esq.

       If to the Lee Initial Investor, to it at:

                  c/o Thomas H. Lee Company
                  75 State Street
                  Boston, Massachusetts 02109
                  Attention: Thomas M. Hagerty

                  with a copy to:

                  Hutchins, Wheeler & Dittmar
                  101 Federal Street
                  Boston, Massachusetts 02110
                  Attention: James Westra, Esq.

       If to the SCP Initial Investor, to it at:

                  SCP Private Equity Partners
                  800 The Safeguard Building
                  435 Devon Park Drive
                  Wayne, Pennsylvania 19087-1945
                  Attention: Winston J. Churchill

       with a copy to:

                  SCP Private Equity Partners
                  800 The Safeguard Building
                  435 Devon Park Drive
                  Wayne, Pennsylvania 19087-1945
                  Attention: Wayne Weisman

       If to the Seller Initial Investor, to it at:

                   c/o John Hancock Mutual Life
                   Insurance Company
                   200 Clarendon Street
                   Boston, Massachusetts 02116
                   Attention: Foster Aborn, Vice Chairman
                              and Chief Investment Officer

       with a copy to:

                   John Hancock Mutual Life
                   Insurance Company
                   200 Clarendon Street
                   Boston, Massachusetts 02116
                   Attention: Joanne P. Acford, Esq.

                   Hale and Dorr
                   60 State Street
                   Boston, Massachusetts 02109
                   Jeffrey N. Karp, Esq.

       If to any Employee Investor, to him or her at:

                   c/o John H. Goldsmith, Employee Securities Representative Tucker Anthony Incorporated
                   One Beacon Street
                   Boston, Massachusetts 02108

                   with copies to:

                   John Hancock Freedom Securities Corporation
                   One World Financial Center
                   200 Liberty Street
                   New York, New York 10281
                   Attention: Kevin J. McKay, Esq.

                   Ropes & Gray
                   One International Place
                   Boston, Massachusetts 02110
                   Attention: Alfred O. Rose, Esq.

              If to any other Investor, to such Investor at the address set forth in the stock record book of the Company.

       Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

       14.3. BINDING EFFECT, ETC. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. No provision of this Agreement providing for the expiration of any provision by lapse of time or upon the occurrence of specified events or otherwise shall relieve any Person of liability for breach or violation prior to such expiration.

       14.4. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

       14.5. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

       14.6. SEVERABILITY. If in any judicial or arbitral proceedings a court or arbitrator shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

15.    GOVERNING LAW, ARBITRATION.

       15.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction; PROVIDED, HOWEVER, that any dispute relating to the provisions of Section 15.2 hereof shall be governed by the United States Arbitration Act as then in force.

       15.2.  ARBITRATION.

              15.2.1. GENERALLY. Except solely as set forth in Section 15.2.3 hereof, each dispute, difference, controversy or claim arising in connection with or related or incidental to, or question occurring under, this Agreement or the subject matter hereof shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") by an arbitral tribunal composed of three arbitrators, at least one of whom shall be an attorney experienced in corporate transactions, appointed by agreement of the parties in accordance with said Rules. In the event the parties fail to agree upon a panel of arbitrators from the first list of potential arbitrators proposed by the AAA; the AAA will submit a second list in accordance with said Rules. In the event the parties shall have failed to agree upon a full panel of arbitrators from said second list, any remaining arbitrators to be selected shall be appointed by the AAA in accordance with said Rules. If, at the time of the arbitration, the parties agree in writing to submit the dispute to a single arbitrator, said single arbitrator shall be appointed by agreement of the parties in accordance with the foregoing procedure, or, failing such agreement, by the AAA in accordance with said Rules. The foregoing arbitration proceedings may be commenced by any party by notice to the other parties.

              15.2.2. PLACE OF ARBITRATION. The place of arbitration shall be Boston, Massachusetts.

              15.2.3. RECOURSE TO COURTS. The parties hereby exclude any right of appeal to any court on the merits of the dispute. The provisions of this Section 15.2 may be enforced in any court having jurisdiction over the award of any of the parties or any of their respective assets, and judgment on the award (including without limitation equitable remedies) granted in any arbitration hereunder may be entered in any such court. Nothing contained in this Section 15.2 shall prevent any party from seeking interim measures of protection in the form of pre-award attachment of assets or preliminary or temporary equitable relief.

       15.3. CONSENT TO JURISDICTION. Subject to the provisions of Section 15.2, each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of The Commonwealth of Massachusetts. Subject to the provisions of Section 15.2, each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in The Commonwealth of Massachusetts for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of FORUM NON CONVENIENS, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of The Commonwealth of Massachusetts, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section
14.2 is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section
14.2 does not constitute good and sufficient service of process. The provisions of this Section 15.3 shall not restrict the ability of any party to enforce in any court any judgment obtained in a federal or state court of The Commonwealth of Massachusetts.

       15.4. WAIVER OF JURY TRIAL. To the extent not prohibited by applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section
15.4 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

       15.5. RELIANCE. Each of the parties hereto acknowledges that he or it has been informed by each other party that the provisions of Section 15 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

            [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:                            JHFCS ACQUISITION CORP.


                                        By: /s/ John Goldsmith
                                            ---------------------------------
                                            Title: President

THE LEE INITIAL INVESTORS:              THOMAS H. LEE
                                        EQUITY FUND
                                        III, L.P.


                                        By: THL Equity Advisors
                                            Limited Partnership III,
                                            General Partner

                                        By: THL Equity Trust III,
                                            General Partner

                                        By: /s/ C. Hunter Boll
                                            ------------------------------
                                            Title: Vice President

                                        THOMAS H. LEE
                                        FOREIGN FUND III, L.P.

                                        By: THL Equity Advisors
                                            Limited Partnership III,
                                            General Partner

                                        By: THL Equity Trust III,
                                            General Partner



                                        By: /s/ C. Hunter Boll
                                            ------------------------------
                                            Title: Vice President

                                        THL-CCI LIMITED PARTNERSHIP

                                        By: THL Investment Management Corp.,
                                            General Partner


                                        By: /s/ C. Hunter Boll
                                            -----------------------------------
                                            Title: Vice President


THE SCP INITIAL
 INVESTOR:                              SCP PRIVATE EQUITY PARTNERS, L.P.


                                        By: /s/ Samuel A. Plum
                                            -----------------------------------
                                            Title: General Partner


THE SELLER INITIAL
 INVESTOR:                              JOHN HANCOCK SUBSIDIARIES, INC.

                                        By:
                                            -----------------------------------
                                            Title:


THE EMPLOYEE INITIAL
   INVESTORS:                           EACH OF THE INDIVIDUALS AND ENTITIES
                                        LISTED ON SCHEDULE II HERETO*



                                        By: /s/ Kevin McKay
                                            -----------------------------------
                                            * as attorney-in-fact for each
                                            of the above-mentioned
                                            Employee Investors

                                        THL-CCI LIMITED PARTNERSHIP

                                        By: THL Investment Management Corp.,
                                            General ParTNer


                                        By:
                                            -----------------------------------
                                            Title:


THE SCP INITIAL
  INVESTOR:                             SCP PRIVATE EQUITY PARTNERS, L.P.


                                        By:
                                            -----------------------------------
                                            Title: General Partner



THE SELLER INITIAL
  INVESTOR:                             JOHN HANCOCK SUBSIDIARIES, INC.


                                        By: /s/ John T. Farady
                                            -----------------------------------
                                            Title: John T. Farady
                                                   Treasurer


THE EMPLOYEE INITIAL
  INVESTORS:                            EACH OF THE INDIVIDUALS AND ENTITIES
                                        LISTED ON SCHEDULE II HERETO*



                                        By:
                                            -----------------------------------
                                            * as attorney-in-fact for each
                                            of the above-mentioned
                                            Employee Investors

                                                                      SCHEDULE I
                                                                      ----------

                            Stockholders and Holdings
                            -------------------------

                                 Class of                                Number
     Stockholder                 Stock                Options          of Shares
     -----------                 -----                -------          ---------

Thomas H. Lee Equity             Common Stock                          3,425,778
Fund III, L.P.

Thomas H. Lee Foreign            Common Stock                            211,977
Fund III, L.P.

THL-CCI Limited                  Common Stock                            355,365
Partnership

SCP Private Equity               Common Stock                            998,280
Partners, L.P.

John Hancock Subsidiaries,       Common Stock                          394,653.7
Inc.

Employee Investors in the        Common Stock                          2,508,600
aggregate



                                                                     SCHEDULE II
                                                                     -----------

                               Employee Investors
                               ------------------



                       Class                Number                  Number
     Name            of Stock             of Shares               of Options
     ----            --------             ---------               ----------





                                  See Attached

                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET

IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------
          ABRAHAMS, MICHAEL           ABRAHAMS, MIKE        SU - RESEARCH        SU    5,000        330      670            1,000
          ABRAMSON, ROBERT E.         ABRAMSON, ROB         TA - OTC TRADING     TA   10,000        495    1,005            1,500
          ACKLER, STEPHANIE LYNN      ACKLER, STEPHANIE     NY FIFTH AVE         TA    4,800        429      871            1,300
          ADAMS, WILLIAM P.           ADAMS, BILL           TA - ACCOUNTING      TA    2,500        124      251              375
          ALBERT, HARVEY.             ALBERT, HARVEY        BURLINGTON           TA    5,000        495    1,005            1,500
          ALBIN, WILLIAM F.           ALBIN, WILLIAM        LAS VEGAS            SU    5,000        330      670            1,000
          ALCAINE, CARLOS A.          ALCAINE, CARLOS       SAN JOSE             SU    3,500        231      469              700
SUTRO C/F ALEXANDER, EARL E.          ALEXANDER, EARL       SU - RETAIL          SU    5,000        330      670   1,000    2,000
                                      ALEXION, JOHN                              TA                   0        0   1,000    1,000
                                      ALLEN, WALTER                              TA                   0        0   1,000    1,000
          ARCHIBALD, ROBERT B.        ARCHIBALD, BOB        SU - FIXED INC.      SU    2,500        124      251              375
          ARKINSON, FRANK P.          ARKINSON, FRANK       SYRACUSE             TA    2,500        231      469              700
          ARRIOLA, ROBERT             ARRIOLA, ROBERT       SAN FRANCISCO        SU        -          0        0   1,000    1,000
                                      ATTIA, YOSSI                               SU                   0        0   1,000    1,000
          AZARA, JERRY                AZARA, JERRY          JHCC                 TA    2,500        124      251              375
TA C/F    BACHMANN, THOMAS A.         BACHMANN, TOM         TA - FIXED INC.      TA    2,500        124      251              375
          BACKLUND, BARBARA           BACKLUND, BARBARA     SU - FIXED INC.      SU        -          0        0   1,000    1,000
          BAGGOT JR., THOMAS M.       BAGGOT, TOM           TA - MANAGERS        TA    2,500        124      251   1,000    1,375
                                      BAGLEY, TERRENCE                           TA                   0        0   1,000    1,000
          BAIN, SHERWOOD E. AND
            MARGARET B. HOOPI         BAIN, SHERWOOD        BOSTON               TA    3,650        363      737            1,100
          TTEES, OF THE S.E. BAIN
            TRUST DTD 4-30-87         BAIN, SHERWOOD                             TA                   0        0                -
          BANDO, CATHERINE W.         BANDO, CATHY          SU - PUB FINANCE     SU    6,000        429      871            1,300
TA C/F    BANKS, JOHN G.C.            BANKS, JOHN           SYRACUSE             TA    3,350        380      771            1,150
          BARNA, ROBERT E.            BARNA, ROBERT         SU - PUB FINANCE     SU    2,500        124      251              375
                                      BARNARD, ROBERT                            SU                   0        0   1,000    1,000
          BARNES, JOHN C.             BARNES, JOHN          GABRIELE             TA    2,500        251      509              760
          BARNSTON, ALFRED TREE,
            ALFRED BARNSTON TR        BARNSTON, AL          SAN FRANCISCO        SU    3,000        619    1,256            1,875
          BARON, BRAD                 BARON, BRAD           SAN JOSE             SU        -          0        0   1,000    1,000
SUTRO C/F BARUCH, EDWARD W.           BARUCH, TED           SU - PUB FINANCE     SU    3,500        173      352              525
          BASILE, DAVID               BASILE, DAVE          BOSTON               TA    4,000        396      804            1,200
                                      BATER, JEFF                                TA                   0        0   1,000    1,000
          BATTEN, RICHARD J.          BATTEN, RICH          BURLINGTON           TA    5,000        495    1,005            1,500
          BECKLEAN, WILLIAM R.        BECKLEAN, WILLIAM     TA - RESEARCH        TA   10,000        990    2,010            3,000
                                      BEGGANS~ BETH                              TA        -          0        0   1,000    1,000
          BELL, LANTZ                 BELL, LANCE           WOODLAND HILLS       SU    4,800        373      757            1,130
          BENHAYON, STEVE             BENHAYON, STEVE       SU - FIXED INC.      SU                   0        0   1,000    1,000
          BENNING, GREGORY W.         BENNING, GREG         TA - BANKING         TA   20,000       1980    4,020            6,000
          BEN-PORAT, JOSEF            BEN-PORAT, JOE        WOODLAND HILLS       SU    2,500        429      871            1,300
          BERL, WARREN H.
            ALINE M. BERL CO-TTEES    BERL, WARREN          TA - MISC./SYND      SU    2,500        124      251              375
            WARREN BERL & ALINE
            BERL LIV TR               BERL, WARREN                               SU                   0        0                -
          BERMAN, VICTOR L.           BERMAN, VICTOR        BOSTON               TA    3,600        462      938            1,400
          BERNSTEIN, JOAN M.          BERNSTEIN, JOAN       WOODLAND HILLS       SU    2,500        140      285              425
          BERTELSON FAMILY TRUST      BERTELSON, THOMAS                          SU    5,000        248      503              750
TA C/F    BEST, ARTHUR                BEST, ART             TA - MANAGERS        TA    6,000        330      670   1,000    2,000
                                      BISHOP, PETER                              TA                   0        0   1,000    1,000
TA C/F    BISHOPRIC, BRIAN E.         BISHOPRIC, BRIAN      TA - MANAGERS        TA    2,500        124      251   1,000    1,375
          BLANCHARD, KAREN A.         BLANCHARD, KAREN      HARTFORD             TA    4,800        462      938            1,400
          BOGGS, STEVE                BOGGS, STEVE          SU - MANAGERS        SU    2,500        165      335              500
                                      BOGGS, STEVE                               SU                   0        0   1,000    1,005
          BOISVERT, MARCIA            BOISVERT, MARCIA      SAN JOSE             SU        -          0        0   1,000    1,000
          BONADIES, NICHOLAS
            AND MARYANN               BONADIES, NICK        SR. MGMT.            TA   20,000       2475    5,025            7,500


                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

       BONO, MARK L.                  BONO, MARK             TA - BANKING        TA   25,000      2475    5,025            7,500
       BOWLIN, PATRICIA ANN BRUNO     BOWLIN, PATRICIA       BOSTON              FR    2,500       124      251              375
       BRADFORD, WILLIAM G.           BRADFORD, BILL         JHCC                TA    2,500       124      251              375
       BREEN, PAUL A.                 BREEN, PAUL            PHILADELPHIA        TA    3,000       248      503              750
       BRENNAN, JAMES R.              BRENNAN, JIM           GABRIELE            TA    4,000       380      771            1,150
       BRODERICK, JENNIFER T.         BRODERICK, JENNIFER    GABRIELE            TA    3,950       396      804            1,200
                                      BROOKS, WARREN                             TA                  0        0   1,000    1,000
                                      BROWN, ERIC                                TA                  0        0   1,000    1,000
       BROWN, MATT                    BROWN, MATT            SANTA ROSA          SU    5,000       330      670            1,000
       BROWN, MICHAEL D.              BROWN, MIKE            SU - BANKING        SU   15,000      1073    2,178            3,250
       BROWN, ROBERT                  BROWN, ROBERT          TA - MANAGERS       TA    2,500       116      235   1,000    1,350
       BROYLES, DAVE                  BROYLES, DAVE          SU - MANAGERS       SU        -         0        0   1,000    1,000
TA C/F BUCHHOLZ, GEORGE F.            BUCHHOLZ, GEORGE       TA - FIXED INC.     TA    4,500       231      469              700
       BUCHLER, ALEXANDER BENSON
         AND LORA MARIE               BUCHLER, ALEX          SU - FIXED INC.     SU    2,500       124      251              375
       CO-TTEES BUCHLER REVOCABLE
         TRUST                        BUCHLER, ALEX                              SU                  0        0                -
       BURKE, DOUGLAS                 BURKE, DOUG            SU - BANKING        SU   12,500       949    1,926            2,875
       BURKE, EDWARD J.               BURKE, EDWARD          TA - FIXED INC.     TA    3,500       165      335              500
                                      BURNS, MIKE                                TA                  0        0   1,000    1,000
                                      BUSH, FRED                                 FR                  0        0   1,000    1,000
                                      BUTLER, JOAN                               TA                  0        0   1,000    1,000
                                      BUTTERWORTH, VIRGINIA                      TA                  0        0   1,000    1,000
                                      CADWGAN, GORDON                            TA                  0        0   1,000    1,000
       CAMILLI, KATHLEEN              CAMILLI, KATHY         TA- FIXED INC.      TA    2,500       124      251              375
                                      CARBONE, CHRIS                             TA                  0        O   1,000    1,000
       CARLSON, ROBERT                CARLSON, BOB           TA- MANAGERS        TA    5,000       248      503   1,000    1,750
       CARPENTER, JAY                 CARPENTER, JAY         CHICAGO             TA        -         0        0   2,000    2,000

TA C/F CARPENTER JR., JOHN E.         CARPENTER, JOHN        TA - RETAIL         TA    3,350       254      516              770
                                      CARPENTER, LAWRENCE                        TA                  0        0   1,000    1,000
       CARTER, RODERICK A.            CARTER, ROD            SU - PUB FINANCE    SU    5,000       338      687            1,025
       CASHMAN, JAMES J.              CASHMAN, JIM           TA - MANAGERS       TA    2,500       124      251   1,000    1,375
       CASON, DALLAS                  CASON, DALLAS          OAKLAND             SU        -         0        0   1,000    1,000
       CASSIDY, DENNIS E.             CASSIDY, DENNIS        SR. MGMT.           TA   20,000      2475    5,025            7,500
       CASSIDY, GERARD S.             CASSIDY, GERARD        TA - RESEARCH       TA   20,000      1980    4,020            6,000
       CASSlNELLI, ROBERT D.          CASSINELLI, BOB        SR. MGMT.           TA   10,000       825    1,675            2,500
       CENTA, DAVE                    CENTA, DAVE            TA - FIXED INC.     TA        -         0        0   1,000    1,000
       CERANKOWSKY JR., CHARLES       CERANKOWSKY, CHARLES   TA- RESEARCH        TA   15,000      1485    3,015            4,500
       CHABRIER, RUSS                 CHABRIER, RUSS         FRESNO              SU        -         0        0   1,000    1,000
       CHAO, HECTOR E.                CHAO, HECTOR           SU - BANKING        SU    2,500       124      251              375
       CHARCHENKO, DOUGLAS L.         CHARCHENKO, DOUG       SU - PUB FINANCE    SU    7,500       536    1,089            1,625
       CHEEK IV, LESLIE               CHEEK, LES             TA - BANKING        TA    7,000       693    1,407            2,100
TA C/F CHIROS, MICHAEL F.             CHIROS, MICHAEL        BOSTON              TA    3,350       221      449              670
       CHUNG, BENNET                  CHUNG, BENNET          OAKLAND             SU        -         0        0   1,000    1,000
       CHUNG, JOHN H                  CHUNG, JOHN            SU - LEGAL          SU    3,500       173      352              525
       CLAGHORN III. JOHN W.          CLAGHORN, JOHN         NY FIFTH AVE        TA   10,000      1320    2,680            4,000
       CLARK, RICHARD H. AND
         HILARY WICKERSHAM            CLARK, RICHARD         SU - PUB FINANCE    SU    3,500       173      352              525
       TTEES FBO RICHARD CLARK &
         HILARY WICKERSHAM TR         CLARK, RICHARD                             SU                  0        0                -
       CLEMENT, BRIAN J.              CLEMENT, BRIAN         PORTLAND, ME        TA    5,350       432      878            1,310
       CLIFFORD, ROBERT C.            CLIFFORD, BOB          SU - JUDA           SU    5,000       248      503              750
       COHEN, DEBRA F.                COHEN, DEBRA           LAS VEGAS           SU    3,350       221      449              670
       COHEN, HEIDI                   COHEN, HEIDI           GABRIELE            TA    2,500       198      402              600
       COHEN, ROBERT A.               COHEN, ROBERT          NY FIFTH AVE        TA    3,950       333      677            1,010


                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

           COLBERG, KENT S.           COLBERG, KENT           BEVERLY HILLS      SU    3,350        376      764            1,140
           COLBY, DYLAN               COLBY, DILLON           LOS ANGELES        SU    5,000        330      670            1,000
           COLBY,TREVOR B.            COLBY, TREVOR           LOS ANGELES        SU    5,000        330      670            1,000
           COLLINS, MARY E.           COLLINS, MARY E.        LA JOLLA           SU        -          0        0   1,000    1,000
           CONDE III, WILLIAM W.      CONDE, SANDY            WATERTOWN          TA    6,300        617    1,253   1,000    2,870
                                      CONGDON, BRAD                              TA                   0        0   1,000    1,000
           COOPER, STUART T.          COOPER, STUART          HARTFORD           TA    5,500        594    1,206            1,800
                                      COSTIKYAN, KENT                            TA                   0        0   1,000    1,000
           CRAMER, MOLLY ROGERS       CRAMER, MOLLY           TA - RETAIL        TA    2,500        330      670            1,000
           CRAMER, ROBERT E.          CRAMER, ROBERT          TA - BANKING       TA    2,500        248      503              750
           CRANE, DANIEL              CRANE, DANIEL           WOODLAND HILLS     SU    5,000        330      670            1,000
SUTRO C/F  CRAWFORD, ROBERT S.        CRAWFORD, ROBERT        TUCSON             SU    6,200        627    1,273            1,900
           CREBER, JANE T.            CREBER, JANE            TA -INST. EQUITY   TA    2,500        124      251              375
           CROWE JR., ROBERT E.       CROWE, BOB              SU - FIXED INC.    SU   12,500        784    1,591            2,375
           CURTIS, NICHOLAS           CURTIS, NICK            TA - OTC TRADING   TA    3,500        124      251              375
SUTRO C/F  CUSHING, STEPHEN           CUSHING, STEVE          WOODLAND HILLS     SU    3,500        231      469              700
 TA C/F    DALTON, DAVID F.           DALTON, DAVE            WORCESTER          TA    7,600        502    1,018   1,000    2,520
                                      D'AMBROSIO, ROBERT                         TA                   0        0   1,000    1,000
           DANELLO, JOHN J.           DANELLO, JOHN           SR. MGMT.          FR   10,000        495    1,005            1,500
                                      DAY, ROBERT                                TA                   0        0   1,000    1,000
           DEBIASE, DONALD A.         DEBIASE, DON            SPRINGFIELD        TA    7,100        611    1,240   1,000    2,850
           DE GREGORIO, RICHARD A.    DEGREGORIO, RICHARD     BOSTON             TA    7,000        627    1,273            1,900
           DELANEY, MARY JANE         DELANEY, MARY JANE      SR. MGMT.          SU   10,000       1650    3,350            5,000
           DEL GRECO, PETER A.        DELGRECO, PETER         FREEDOM CAP        FR    6,000        297      603              900
                                      DEMAYO, WILLIAM                            TA                   0        0   1,000    1,000
           DENARDO, WILLIAM H.        DENARDO, BILL           PHILADELPHIA       TA    3,000        297      603              900
           DEUSCHEL, VINCENT          DEUCHEL, VINCE          TA - FIXED INC.    TA        -          0        0   1,000    1,000
TA C/F     DEVINS, MARY JANE          DEVINS, JIM             BOSTON             TA    5,700        528    1,072              600
                                      DEVITO, ANTHONY                            TA                   0        0   1,O00    1,000
           DEVLIN, JOHN R.            DEVLIN, JOHN            ROME               TA    5,200        396      804   1,000    2,200
           DITTRICH, SCOTT W.         DITTRICH, SCOTT         FRANKLIN           TA    5,000        503    1,022            1,525
           DODGE, DEXTER A.           DODGE, DEXTER           SR. MGMT.          FR   13,500       1485    3,015            4,500
           DONAHUE, DAVID W.          DONAHUE, DAVE           BOSTON             TA    3,600        413      838            1,250
           DONOHUE, MARK G.           DONOHUE, MARK           GABRIELE           TA   20,000       1980    4,020            6,000
                                      DOOLEY, BRIAN                              SU                   0        0   1,000    1,000
           DOSHIER, DAVID AND LISA    DOSHIER, DAVE           SU - FIXED INC.    SU    2,500        124      251              375
                                      DOTTRINA, LOU                              TA                   0        0   1,000    1,000
                                      DOUGHERTY, KEN                             TA                   0        0   1,000    1,000
SUTRO C/F  DREITZLER, LORN T.         DREITZLER, LORN         SU - MANAGERS      SU    2,500        165      335   1,000    1,500
TA C/F     DROUGHT, BRIAN D.          DROUGHT, BRIAN          PROVIDENCE         TA    2,500        124      251              375
           DUNN, KEVIN J.             DUNN, KEVIN             SR. MGMT.          TA   40,000       6600   13,400           20,000
           DURGIN JR., EUGENE J.      DURGIN, GENE            FREEDOM CAP        FR    4,000        198      402              600
                                      EAGLES, LOREN                              TA                   0        0   1,000    1,000
                                      EDWARDS, FRANK                             SU                   0        0   1,000    1,000
           EDWARDS, HILARY G.         EDWARDS, HILARY         TA - INST. EQUITY  TA    2,500        124      251              375
           EGBERT, WILLIAM F.         EGBERT, BILL            JHCC               TA    2,500        124      251              375
SUTRO C/F  EISELE, JOHN W.            EISELE, JOHN            SR. MGMT.          SU   22,500       3960    8,040           12,000
           EMPLE, ROBERT K.           EMPLE, ROBERT           PORTLAND           TA    2,500        165      335              500
           DOWNING, JANET L.          ENGELS, JANET DOWNING   TA - RETAIL        TA    3,000        165      335              500
TA C/F     ENGLISH III, JAMES         ENGLISH, JIM            TA - MANAGERS      TA    2,500        165      335   1,000    1,500
           EPSTEIN, BARBARA B.        EPSTEIN, BARBARA        NY FIFTH AVE       TA    4,400        363      737            1,100


                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

           ETERGINO, ANNE MARIE        ETERGINO, ANNE MARIE    WASHINGTON        TA    8,700       1122    2,278            3,400
           ETZEL JR., DAVID P.         ETZEL, DAVE             NEW HAVEN         TA    4,700        479      972            1,450
           EVANS II, CHARLES A.        EVANS, CHUCK            SAN JOSE          SU    5,000        375      760            1,135
           EVANS, PAUL S.              EVANS, PAUL             BOSTON            TA    4,450        545    1,106            1,650
SUTRO C/F  FAIERMAN, EUGENE D.         FAIERMAN, GENE          WOODLAND HILLS    SU    2,500        165      335              500
           FALKOWSKI, MATTHEW P.       FALKOWSKI, MATT         SRINGFIELD        TA    4,200        363      737            1,100
           FALLENTINE, MIKE            FALLENTINE, MIKE        SANTA ROSA        SU        -          0        0   1,000    1,000
           FARRELL, ROBERT             FARRELL, ROBERT         NY WORLD FIN      TA        -          0        0   1,000    1,000
           FARRELL, THOMAS H. AND
             LETHA D. CO-TTEES         FARRELL, THOMAS                           SU    2,500        165      335              500
           FARRELL FAMILY TRUST        FARRELL, THOMAS                           SU                   0        0                -
           FEDOWITZ, MARGARET M.       FEDOWITZ, MARGE         TA - MISC./SYND   TA    5,000        248      503              750
           FELDMAN, JOEL P.            FELDMAN, JOEL           PHILADELPHIA      TA    2,500        271      549              820
           FELDMAN, WENDY              FELDMAN, WENDY          LA, JOLLA         SU    5,600        370      750            1,120
           FELLIS, PAUL                FELLIS, PAUL            TA - MANAGERS     TA    2,500        165      335   1,000    1,500
                                       FERRERO, RICHARD                          SU    2,500        165      335              500
                                       FINK, PETER                               SU                   0        0   1,000    1,000
           FLEMING, GERALD S.          FLEMING, JERRY          SU - RESEARCH     SU   15,000        990    2,010            3,000
           FLYNN, THOMAS K.            FLYNN, TOM              NEW BEDFORD       TA    3,350        429      871   1,000    2,300
SUTRO C/F  FORST, DENNIS I.            FORST, DENNIS           SU - RESEARCH     SU    6,500        429      871            1,300
           FORSTER II, RAYMOND R.      FORSTER, RAY            BOSTON            TA    5,350        363      737            1,100
TA C/F     FOSS, JAMES S.              FOSS, JIM               TA - MISC./SYND   TA    5,000        548    1,112            1,660
           FOSTER, EVERETT G., JUDITH
             J. FOSTER, JOHN B.        FOSTER, EVERETT         WATERTOWN         TA   14,600       1485    3,015   1,000    5,500
           JOHNSON JR. & EVERETT G.
             FOSTER  CO-TTEES
             EVERETT G. FOSTER
             LIVING TR                 FOSTER, EVERETT                           TA                   0        0
                                       FRANKS, MYRON                             SU                   0        0   1,000   1,000
                                       FROST, BRADFORD                           TA                   0        0   1,000   1,000
           FUIKS, LEWIS J.             FUIKS, L.J.             ITA - BANKING     TA   25,000       2475    5,025           7,500
                                       FURE, TIM                                 TA                   0        0   1,000   1,000
TA C/F     G. ABRIELE, JOSEPH          GABRIELE, JOE           GABRIELE          TA    9,900        726    1,474   1,000   3,200
           GALEAZZI JR., DINO          GALEAZZI, DINO          SU - OTC          SU    2,500        124      251             375
TA C/F     GALLAGHER, SEAN K.          GALLAGHER, SEAN         GARDEN CITY       TA    3,950        264      536   1,000   1,800
                                       GAMBOA, MARTIN                            SU                   0        0   1,000   1,000
           GEASLEN, DAVID ALLEN        GEASLEN, DAVE           SU - MANAGERS     SU        -          0        0   1,000   1,000
           GENTILE, RALPH P. AND
             ALICE M. JT/WROS          GENTILE, RALPH          NEW HAVEN         TA    2,500        218      442             660
           GERARD, CONRAD              GERARD, CONRAD          TA - FIXED INC.   TA                   0        0   1,000   1,000
           GERLICH, TERRENCE           GERLICH, TERRY          FREEDOM CAP       FR    6,000        297      603             900
           GIANARIS, ZACHARY G.        GIANARIS, ZACK          BOSTON            TA    6,850        528    1,072           1,600
                                       GIARRUSSO, JUDEE                          TA                   0        0   1,000   1,000
           GIES, RON                   GIES, RON               SU- FIXED INC.    SU                   0        0   1,000   1,000
           GIGLIO, PAUL G.             GIGLIO, PAUL            BOSTON            TA    5,350        363      737           1,100
           GILLIGAN, THOMAS E.         GILLIGAN, TOM           TA - ACCOUNTING   TA    5,000        248      503             750
                                       GILMAN, MICHAEL                           SU                   0    1,000   1,000
           GIORDANO, ANTHONY F.        GIORDANO, TONY          TA - MANAGERS     TA    2,500        124      251             375
           GOLDMAN, DAVID N.           GOLDMAN, DAVE           HARTFORD          TA    3,650        429      871           1,300
           GOLDSMITH, JOHN H.          GOLDSMITH, JOHN         SR. MGMT.              60,000       9900   20,100          30,000
                                       GOODMAN, MARK                             SU                   0        0   1,000   1,000
           GOODRICH, GARY B.           GOODRICH, GARY          SU - RETAIL       SU    7,000        462      938   1,000   2,400
TA C/F     GRADY, KEVIN E.             GRADY, KEVIN            N Y FIFTH AVE     TA    3,250        272      553             825
TA C/F     GRAHAM, ANDREAS P.          GRAHAM, ANDY            TA - BANKING      TA   10,000        495    1,005           1,500
           GREEN, DAVID V.             GREEN, DAVE             TA - ACCOUNTING   TA    2,500        124      251             375
           GRIJALVA, DON P.            GRIJALVA, DON           SAN JOSE          SU    2,500        432      878           1,310
SUTRO C/F  GUILLOU SR., JAMES B.       GUILLOU, JIM            SU - MANAGERS     SU   10,000        660    1,340   1,000   3,000


                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

           GUTHRIE, QUINTUS A.         GUTHRIE, BUD            LOS ANGELES         SU     6,200     1089    2,211           3,300
           HAEGELIN, STEVEN            HAEGLIN, STEVE          SU - BANKING        SU     2,500      124      251             375
SUTRO C/F  HALE, DOUGLAS               HALE, DOUG              SU - OTC            SU     2,500      124      251             375
                                       HALLING, DAVID                              SU                  0        0   1,000   1,000
           HALLORAN, ANNA MARIE        HALLORAN, ANNA          SU - BANKING        SU     2,500      124      251             375
                                       HALPERN, KENNETH                            SU                  0        0   1,000   1,000
           HAMILTON, ANNA C.           HAMILTON, ANNA          TA - MANAGERS       TA     5,000      248      503   1,000   1,750
SUTRO C/F  HAMILTON, MARK B.           HAMILTON, BEN           LAS VEGAS           SU     4,500      297      603             900
                                       HAMILTON, LINDA                             TA                  0        0   1,000   1,000
           HAMMANN, THOMAS B.          HAMMANN, TOM            SU - MANAGERS       SU     2,500      165      335   1,000   1,500
                                       HANSEL, CHARLES                             TA                  0        0   1,000   1,000
TA C/F     HARRIS, JAMES B.            HARRIS, J J             BOSTON              TA     7,700      825    1,675           2,500
           HASTINGS, JOHN M.           HASTINGS, JOHN          TA - PUB FINANCE    TA     2,500      124      251             375
           HAYES JR., JOHN A.          HAYES, JOHN             BOSTON              TA    10,000      759    1,541           2,300
           HAYES, RAYMOND J.           HAYES, RAY              N Y FIFTH AVE       TA     7,000      660    1,340           2,000
           HEATH, DARWIN               HEATH, DARWIN           BOSTON              TA         -        0        0  1,000   1,000
           HEINZ, CURTIS               HEINZ, CURT             SU - OTC            SU     2,500      124      251             375
                                       HESS, GREGORY                               TA                  0        0   1,000   1,000
           HICKEY, CHRISTINE           HICKEY, CHRISTINE       TA - MISC./SYND     TA     2,500      264      536             800
           HIGHFIELD III, JOHN W.      HIGHFIELD, JOHN         TA - FLOOR          TA     2,500      124      251             375
           HOCHHAUSER, STANLEY M.      HOCHHAUSER, STANLEY     NY WORLD FIN        TA    26,550     2290    4,650   2,000   8,940
                                       HODGKINS, DOTTIE                            TA                  0        0   1,000   1,000
           HOFFMAN, DONALD P.          HOFFMAN, DON            HARTFORD            TA     5,000      528    1,072          1,600
SUTRO C/F  HONIBALL, ROBERT S.         HONIBALL, BOB           FRESNO              SU     5,050      333      677   1,000   2,010
           HOOLEY JR., HERBERT C       HOOLEY, CHIP            SYRACUSE            TA     2,500      231      469             700
                                       HORGAN, DANIEL                              SU                  0        0   1,000   1,000
TA C/F     HOWE, RICHARD V.            HOWE, RICHARD           FREEDOM CAP         FR     6,000      297      603             900
           HOWLEY, PATRICK J.          HOWLEY, PAT             TA - LEGAL          TA     2,500      198      402             600
                                       HRISTON, LUKE                               TA                  0        0   1,000   1,000
           HUBBARD, CHARLES W.         HUBBARD, BILL           SAN JOSE            SU    21,850     1381    2,804   1,000   5,185
TA C/F     HUGHES, JAMES S.            HUGHES, JIM             NEW BEDFORD         TA     4,200      594    1,206   1,000   2,800
           HULSMAN, GAVIN D.           HULSMAN, GAVIN          LOS ANGELES         SU     4,800      386      784           1,170
           HUMPHREYS, RONALD           HUMPHREYS, RONALD       TA - INST. EQUITY   TA     3,500      180      365             545
SUTRO C/F  HUTTON, JAMES B.      '     HUTTON, JAMES                               SU     2,500      165      335             500
                                       IRVING, BOB                                 TA                  0        0   1,000   1,000
           ISACK, FILIP                ISACK, FILIP            SAN FRANCISCO       SU    10,950      726    1,474           2,200
           IVEY, PHILIP M.             IVEY, PHIL              TA - BANKING        TA     2,500      248      503             750
                                       JACKSON, CARRIE                             SU                  0        0   1,000   1,000
                                       JAEGER, JONATHAN                            TA                  0        0   1,000   1,000
           JENNINGS, MICHAEL C.        JENNINGS, MIKE          BOSTON              TA     8,000      858    1,742           2,600
           JICK, THEODORE S.           JICK, THEO              BOSTON              TA     4,800      363      737           1,100
                                       JODICE, MARY                                TA                  0        0   1,000   1,000
           JOHANSEN, ALAN J.           JOHANSON, ALAN          SU - RETAIL         SU     4,000      264      536   1,000   1,800
TA C/F     JOHNSON JR., GAYLORD M.     JOHNSON, BUCKY          PORTLAND, ME        TA     6,300      693    1,407           2,100
           JUDA, FELIX TRUSTEE
             JUDA LIVING TRUST         JUDA, FELIX             SU - JUDA           SU     8,000      396      804           1,200
           JUDA, TOM TRUSTEE TOM &
             NANCY JUDA LVG TR         JUDA, TOM               SU - JUDA           SU    47,500     3300    6,700          10,000
           JUSICK, STEPHEN F.          JUSICK, STEVE           PRINCETON           TA     2,500      231      469   1,000   1,700
           JUTROWSKI, EMIL J.          JUTROWSKI, EMIL         NY WORLD FIN        TA     2,500      188      382             570
           KABOT, JEFFREY D.           KABOT, JEFF             SU - BANKING        SU     3,000      124      251             375
TA C/F     KANE JR., CHARLES F.        KANE, CHARLES           BOSTON              TA     3,500      330      670           1,000
                                       KANE, RICHARD                               TA                  0        0   1,000   1,000


                                                        TUCKER ANTHONY/SUTRO
                                                      STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

                                      KARMAZIN, STEVE                              SU                  0        0   1,000   1,000
           KATZNER, DANIEL            KATZNER, DAN            TA - ARBITRAGE       TA   12,500      4125    8,375          12,500
           KELLEHER, STEPHEN T.       KELLEHER, STEVE         SU - FIXED INC.      SU   12,500       825    1,675           2,500
TA C/F     KELLY, EDWARD JOSEPH       KELLY, JOE              STAMFORD             TA   11,450       693    1,407   1,000   3,100
                                      KELLY, KEVIN                                 SU                  0        0   1,000   1,000
           KENDALL, PETER G.          KENDALL, PETER          SU - FIXED INC.      SU    2,500       124      251             375
           KENNEDY, DANIEL P.         KENNEDY, DAN            TA - MANAGERS        TA    2,500       124      251   1,000   1,375
                                      KERLEY, PHILLIP                              TA                  0        0   1,000   1,000
           KERSHNER, MITCHELL R.      KERSHNER, MITCH         GABRIELE             TA    5,000       495    1,005           1,500
           KIERNAN JR., EDWARD F.     KIERNAN, EDWARD         TA - OTC TRADING     TA    2,500       124      251             375
           KIRBY, DUNCAN R.           KIRBY, DUNCAN           NEWPORT BEACH        SU    2,500       350      710           1,060
           KIRKORIAN, LEONARD         KIRKORIAN, LEONARD      SU - MANAGERS        SU                  0        0   1,000   1,000
TA C/F     KIRSHBAUM, LAWRENCE G.     KIRSHBAUM, LARRY        TA - ACCOUNTING      TA   20,000      1980    4,020           6,000
                                      KLEEHAMMER, WENDEL                           TA                  0        0   1,000   1,000
TA C/F     KLEIN, BERNARD             KLEIN, BERNIE           TA - FLOOR           TA    5,000       248      503             750
           KOHLI, HARINDER S.         KOHLI, HARRY            SAN JOSE             SU    5,000       554    1,126           1,680
           KOKINS, PETER L.           KOKINS, PETER           TA - OTC TRADING     TA    7,500       380      771           1,150
           KORCH, KIETH               KORCH, KIETH            WORCESTER            TA        -         0        0   1,000   1,000
           KOSAR, BRIAN J.            KOSAR, BRIAN            SUTRO - MISC/SYND    SU   10,000       660    1,340           2,000
           KRAUS, ARNOLD H.           KRAUS, ARNOLD           TUCSON               SU    9,450       726    1,474   1,000   3,200
TA C/F     KRAUSS, PHILIP DAVID       KRAUSS, PHILIP          GABRIELE             TA    3,000       241      489             730
           KRAWCZYK, RICHARD A.       KRAWCZYK, DICK          NASHUA               TA    4,800       726    1,474           2,200
                                      LABARTHE, JEFF                               SU                  0        0   1,000   1,000
           LADD, CARLETON R.          LADD, CARL              BOSTON               TA    4,700       693    1,407           2,100
TA C/F     LA ROCCO, WILLIAM          LAROCCO, BILL           TA - FIXED INC.      TA    2,500       165      335             500
           LARSEN, CHUCK              LARSEN, CHUCK           LOS ANGELES          SU        -         0        0   1,000   1,000
           LAUBSCHER, HAROLD W.       LAUBSCHER, HARRY        TA - MISC/SYND       TA    2,500       165      335             500
           LAUGHLIN, LEIGHTON H.      LAUGHLIN, LEIGHTON      PRINCETON            TA    8,000       908    1,843   1,000   3,750
           LEE, CHOO-BENG             LEE, C.B.               SU - RESEARCH        SU    5,000       330      670           1,000
                                      LEE, ROBERT                                  TA                  0        0   1,000   1,000
           LEHRER, ROBERT M.
             AND NANCY M.             LEHRER, BOB             TA - ARBITRAGE       TA   25,000      8250   16,750          25,000
           LEITH, ALEXANDER           LEITH, SANDY            BOSTON               TA    7,500       891    1,809           2,700
           LENT, JEFFREY D.           LENT, JEFF              BOSTON               TA    5,000       330      670           1,000
                                      LESTER, BERNADETTE                           SU                  0        0   1,000   1,000
           LEYDEN, PAUL J.            LEYDEN, PAUL            TA - MANAGERS        TA    2,500       124      251   1,000   1,375
           LIEBERMAN, PAUL A.         LIEBERMAN, PAUL         TA - LEGAL           TA    2,500       198      402             600
                                      LINN, KURTIS                                 SU                  0        0   1,000   1,000
           LITTLE, JEFFREY PAGE       LITTLE, JEFF            PORTSMOUTH           TA    5,050       380      771   1,000   2,150
SUTRO C/F  LOHBECK, RONALD            LOHBECK, RON            SAN JOSE             SU    5,000       330      670           1,000
TA C/F     LOVEJOY, LEE               LOVEJOY, LEE            TA - MANAGERS        TA    5,000       330      670   1,000   2,000
           LUBIC, ARTHUR M.           LUBIC, ART              BEVERLY HILLS        SU    2,500       224      456             680
           LUIKART, JOHN F.           LUIKART, JACK           SR MGMT.             SU   50,000      8085   16,415          24,500
           LUNEBERG, ROBERT H.        LUNEBERG, BOB           TA - MANAGERS        TA    5,000       330      670   1,000   2,000
           LYNCH, GERALD R.           LYNCH, GERRY            TA - MANAGERS        TA    2,500       165      335   1,000   1,500
                                      MACARTHUR, SCOTT                             SU                  0        0   1,000   1,000
           MADSEN, DANE               MADSEN, DANE            SU - MANAGERS        SU    2,500       165      335   1,000   1,500
                                      MAIN, GEORGE                                 SU                  0        0   1,000   1,000
           MANGANELLI, PAUL           MANGANELLI, PAUL        SU - MANAGERS        SU    2,500       124      251             375
           MANNA, CARL                MANNA, CARL             SACRAMENTO           SU        -         0        0   1,000   1,000
           MARANDETT, PAUL F.         MARANDETT, PAUL         FREEDOM CAP          FR    2,500       124      251             375
           MARRONE; JOHN              MARRONE, JOHN           SU - MANAGERS        SU    2,500       165      335   1,000   1,500


                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

                                       MASIELLO, STEPHEN                           FR                               1,000   1,000
            MATTALIANO, JOSEPH P.      MATTALIANO, JOE        TA - INST. EQUITY    TA    5,000       248      503             750
            MCANDREWS JR.,JAMES J.     MCANDREWS, JAMIE       TA - INST. EQUITY    TA    4,100         0        0               -
TA C/F      MCANDREWS JR., JAMES J.    MCANDREWS, JAMIE       TA - INST. EQUITY    TA   15,900       990    2,010           3,000
TA C/F      MCCARTHY, ARTHUR E.        MCCARTHY, ART          BOSTON               TA   13,200      1518    3,082           4,600
                                       MCCARTHY, BRIAN                             TA                  0        0   1,000   1,000
                                       MCDANIEL, LAWRENCE                          SU                  0        0   1,000   1,000
            MCDONOUGH, MICHAEL S.      MCDONOUGH, MIKE        SACRAMENTO           SU    3,650       307      623             930
                                       MCGARRY, PATRICK                            TA                  0        0   1,000   1,000
            MCGEE, GREGG P. AND
              MARY C. KEATING          MCGEE, GREGG           NY WORLD FIN         TA    2,500       264      536             800
            MACGILVRAY, SCOT D,        MCGILVRAY, SCOT        TA - BANKING         TA    3,000       297      603             900
            MCGRATH, IRENE P. &
              STEPHEN W. SCHWEIRHART   MCGRATH, IRENE         NY WORLD FIN         TA    5,000       495    1,005           1,500
            MCKAY, KEVIN J.            MCKAY, KEVIN           SR. MGMT.            TA   27,500      5280   10,720          16,000
TA C/F      MCKEE, CHARLES D.          MCKEE, CHARLIE         PORTLAND, ME         TA    6,300       644    1,307           1,950
            MCKEE, PEIRCE              MCKEE, PEIRCE          OAKLAND              SU        -         0        0   1,000   1,000
            MCKEE, SABRINA L.          MCKEE, SABRINA         TA - INST. EQUITY    TA    2,500       124      251             375
                                       MCMASTER, MIKE                              TA                  0        0   1,000   1,000
TA C/F      MEADE, THOMAS F.           MEADE, TOM             GARDEN CITY          TA    7,850       518    1,052           1,570
            MECOLI, ANTHONY P.         MECOLI, TONY           SU - OTC             SU    2,500       124      251             375
SUTRO C/F   MEEK, LYLE L.              MEEK, LYLE             SAN LUIS OBISPO      SU    3,350       277      563   1,000   1,840
            MELMAN, MICHAEL J.         MELMAN, MIKE           FAIRHAVEN            TA    5,900       389      791           1,180
            MENCHEL, MARC              MENCHEL, MARC          TA - LEGAL           TA   10,000       990    2,010           3,000
TA C/F      MESSALINE, DAVID J.        MESSALINE, DAVE        BOSTON               TA   10,000      1122    2,278           3,400
            METTER, DENNIS             METTER, DENNIS         CHICAGO              TA        -         0        0   2,000   2,000
                                       METZ, BRIAN                                 TA                  0        0   1,000   1,000
            MICERA, JOHN P.            MICERA, JOHN           GABRIELE             TA   30,350      3185    6,466           9,650
                                       MICHAELS, EDWARD                            TA                  0        0   2,000   2,000
            MILLS, ROBERT A.           MILLS, ROCKY           SU - MANAGERS        SU   11,500       759    1,541   1,000   3,300
            MINEHAN, RAYMOND J.        MINEHAN, RAY                                SU   10,000      1980    4,020           6,000
TA C/F      MIRANDA, TODD M.           MIRANDA, TODD          TA - RETAIL          TA    2,500       132      268             400
TA C/F      MOHAN, NATESH C.           MOHAN, NAT             TA - M.I.S.          TA    3,000       149      302             450
                                       MOITZ, BILL                                 TA                  0        0   1,000   1,000
            MONAHAN, STEPHEN T.        MONAHAN, STEVE         WILTON, CT           TA    4,200       393      797           1,190
            MOON, BILL                 MOON, BILL             SU - OTC             SU    2,500       124      251             375
            MOORE JR., CHARLES         MOORE, CHARLIE         SU - FIXED INC.      SU    3,500       173      352             525
            MORAN, DOUGLAS A,          MORAN, DOUG            NY WORLD FIN         TA    3,350       221      449             670
            MORI, ARTHUR               MORI, ARTHUR           OAKLAND              SU        -         0        0   1,000   1,000
            MORRIS, JOHN M.            MORRIS, JOHN           SU - BANKING         SU   12,000       924    1,876           2,800
            MORTON, THOMAS             MORTON, SKIP           TA - RETAIL          TA    2,500       165      335             500
            MOSBERG, ROBERT            MOSBERG, BOB           TA - ARBITRAGE       TA   30,000      3960    8,040          12,000
            MUDARRI, JOSEPH G.         MUDARRI, JOE           BOSTON               TA    3,950       743    1,508           2,250
                                       MULLIGAN, HARRY                             TA                  0        0   1,000   1,000
            MULLIN, LEO R. AND
              PATRICIA L. MULLIN
              JTWROS                   MULLIN, LEO            BURLINGTON           TA    4,200       432      878           1,310
            MULLIN, EDWARD & LUCINDA
              COOKE MULLIN             MULLIN, WOODY          NY WORLD FIN         TA    4,800       518    1,052           1,570
            MUNTER, DAN                MUNTER, DAN            BEVERLY HILLS        SU    2,500       190      385             575
                                       MURPHY, JOHN                                TA                  0        0  1,000    1,000
                                       MURPHY, MARK                                TA                  0        0  1,000    1,000
            MURPHY, MICHAEL J.         MURPHY, MIKE           BOSTON               TA    5,050       446      905           1,350
                                       MURRAY, ROBERT                              SU                  0        0  1,000    1,000
            MURTHA, JEFFREY L.         MURTHA, JEFF           PORTLAND, ME         TA    4,800       403      817           1,220
                                       MUTTERPERL, MURIEL                          TA                  0        0  1,000    1,000


                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------


TA C/F      MYERS, THEODORE W.         MYERS, TED             PHILADELPHIA        TA     2,500       165      335             500
            NASH, THOMAS J.            NASH, TOM              TA - MANAGERS       TA    20,000       990    2,010   2,000   5,000
SUTRO C/F   NESBIT, BRUCE D.           NESBITT, BRUCE         SU - JUDA           SU     2,500       124      251             375
SUTRO C/F   NISSIM, MATOOK R.          NISSIM, M.                                 SU     2,500       165      335             500
            NOLAN, JAMES D.            NOLAN, JIM             BURLINGTON          TA    10,000       660    1,340   1,000   3,000
            NYDEGGER, RICHARD          NYDEGGER, DICK         SOUTHAMPTON         TA    15,000      1452    2,948   1,000   5,400
            O'BRIEN, C. DAVID          O'BRIEN, DAVE          TA - INST. EQUITY   TA     5,000       248      503             750
                                       O'DELL, BRIAN                              FR                   0        0   1,000   1,000
            OGLE, DAVID H.             OGLE, DAVID            FREEDOM CAP         FR     3,500       198      402             600
            OHANIAN, ABE S.            OHANIAN, ABE           LOS ANGELES         SU     5,900      1109    2,251           3,360
            OLSEN, CHRISTIANE          OLSEN, CHRIS           GABRIELE            TA     6,750       584    1,188           1,770
            OLSON, JOSEPH &
              PATRICIA OLSON           OLSON, JOE             SU - FIXED INC.     SU     2,500       124      251             375
            O'NEILL, ROBERT F.         O'NEILL, ROBERT        TA - RETAIL         TA    10,000       660    1,340           2,000
                                       OSTEHAUS, NED                              TA                   0        0   1,000   1,000
                                       OVERSTREET, LISA                           SU                   0        0   1,000   1,000
            PABST, ROBERT E.           PABST, BOB             TA - FIXED INC.     TA     2,500       124      251             375
                                       PALLIN, JOHATHON                           SU                   0        0   1,000   1,000
            PALMER, ARNOLD             PALMER, ARNOLD         SU - JUDA           SU    10,000       660    1,340           2,000
TA C/F      PALMER, JAMES W.           PALMER, JIM            MORRISTOWN          TA     4,500       528    1,072           1,600
                                       PASKAL, STEVEN                             TA                   0        0   1,000   1,000
            PATANE, VICTOR J.          PATANE, VIC            TA - PUB FINANCE    TA     2,500       124      251             375
            PATE, ROBERT A.            PATE, BOB              LAS VEGAS           SU     3,000       198      402             600
            PATEL, RAMESH C.           PATEL, RAMESH          TA - ACCOUNTING     SU     2,500       124      251             375
            PEARSON IV, JONATHAN       PEARSON, JON           SCHENECTADY         TA     5,600       627    1,273           1,900
            PEER, MIKE                 PEER, MIKE             TA - FIXED INC.     TA     2,500       124      251             375
            PERVERE, FRANCIS D.        PERVERE, JACK          HARTFORD            TA     3,350       446      905           1,350
            PETERSON, ROBERT           PETERSON, ROBERT       CHICAGO             TA                   0        0   2,000   2,000
            PHILLIPPE, JOHN R.         PHILLIPPE, DICK        SCHENECTADY         TA     4,600       429      871   1,000   2,300
            PHILLIPS, JERRY D. &
              CARLA CROSS PHILLIPS     PHILLIPS, JERRY        SR. MGMT.           SU    22,500      3960    8,040          12,000
            PHIPPS, GREG               PHIPPS, GREG           SU - RETAIL         SU         -         0        0   1,000   1,000
                                       PICKELL, CURT                              TA                   0        0   1,000   1,000
            PIKE, JAMES                PIKE, JIM              SAN FRANCISCO       SU     4,200       277      563             840
            PINTO, MARK AND LISA       PINTO, MARK            SU - FIXED INC.     SU     7,000       347      704           1,050
                                       PORCELLI, DEBORAH                          TA                   0        0   1,000   1,000
TA C/F      PRINZIVALLI, JOSEPH G.     PRINZIVALLI, JOE       TA - FIXED INC.     TA     5,000       248      503             750
                                       RAAKA, SCOTT                               SU                   0        0   1,000   1,000
                                       RAY, JENNA                                 TA                   0        0   2,000   2,000
                                       REED, FRAN                                 TA                   0        0   1,000   1,000
                                       REEDY, MONTY                               SU                   0        0   1,000   1,000
            REGAN, KATHLEEN            REGAN, KATHY           TA- BANKING         TA    15,000      1485    3,015           4,500
            RENDALL, DOUGLAS B.        RENDALL, DOUG          PRINCETON           TA     3,350       363      737           1,100
            RENDALL JR., JAMES H.      RENDALL, JIM           PRINCETON           TA     4,200       726    1,474           2,200
            RICE, MARK C.              RICE, MARK             SU - JUDA           SU    10,000       660    1,340           2,000
            RICH, PAUL                 RICH, PAUL             TA - FIXED INC.     TA     2,500       124      251             375
            RICHARDSON, PATRICIA L.    RICHARDSON, PATTY      SU - JUDA           SU     2,500       124      251             375
            RICHTER, STEVEN A.         RICHTER, STEVE         TA - RESEARCH       TA     2,500       124      251             375
            RIDGE, JOHN J.             RIDGE, JODY            TA - FLOOR          TA     5,000       248      503             750
            RIDGE, THOMAS V.           RIDGE, THOMAS          TA - OTC TRADING    TA    22,500      2970    6,030           9,000
            RIDPATH, JOHN P.           RIDPATH, JOHN          TA - INST. EQUITY   TA     2,500       124      251             375
                                       RIGATTI, TOM                               SU                   0        0   1,000   1,000
TA C/F      RIPP, ROBERT H.            RIPP, ROBERT           BOSTON              TA     4,150       281      570             850



                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

TA C/F    ROBERTS, JOSEPH T.         ROBERTS, JOE           BOSTON              TA     8,550       990     2,010            3,000
          RODRIGUEZ, FERNANDO E.     RODRIGUEZ, FRED        TA - M.I.S.         TA     2,500       124       251              375
TA C/F    ROEDER, LEE                ROEDER, LEE            TA - MANAGERS       TA    10,000       495     1,005    1,000   2,500
          ROGAN, JACK                ROGAN, JACK            ROCHESTER           TA     2,500       218       442              660
          ROMAN, WILLIAM E. &
            DEBORAH C.               ROMAN, BILL            TA - BANKING        TA    25,000      2475     5,025            7,500
          ROMANO, CHRISTOPHER        ROMANO, CHRIS          TA - ACCOUNTING     TA     2,500       124       251              375
                                     ROSEN, ARTHUR                              TA                   0         0    1,000   1,000
          ROSENBERG, MARC            ROSENBERG, MARC        SAN FRANCISCO       SU         -       660     1,340            2,000
          ROUSE, MICHAEL J.          ROUSE, MIKE            TA - FLOOR          TA     2,500       124       251              375
          ROWLAND, EDWARD S.         ROWLAND, NED           BOSTON              TA     3,650       505     1,025            1,530
          ROY, STEVEN P.             ROY, STEVE             SU - MANAGERS       SU     4,000       264       536              800
                                     RUBANO, ALEX                               TA                   0         0    1,000   1,000
          RUBIN, REED                RUBIN, REED            NY FIFTH AVE        TA     2,500       314       637              950
          RUIMERMAN, J. FRANCIS      RUIMERMAN, FRANK       HARTFORD            TA    11,200       710     1,441    2,000   4,150
          RULISON, MICHAEL E.        RULISON, MIKE          SYRACUSE            TA     9,700       941     1,910    1,000   3,850
          RUSH, GREGORY R.           RUSH, GREG             TA - BANKING        TA     7,000       693     1,407            2 100
                                     RUSSELL, MARK                              TA                   0         0    1,000   1,000
                                     SAGOUSPE, KENT                             SU                   0         0    1,000   1,000
                                     SALTER, LOU                                TA         0                   0    1,000   1,000
          SAMPSON, ROBERT P.         SAMPSON, BOB           TA - MANAGERS       TA     8,500       561     1,139    1,000   2,700
                                     SANDERSON, DEREK                           FR                   0         0    1,000   1,000
          SARGIS, RON                SARGIS, RON            CHICAGO             TA         -         0         0    2,000   2,000
                                     SAVAGE, MIKE                               TA                   0         0    1,000   1,000
          SAVITSKY, VICTOR           SAVITSKY, VICTOR       NY WORLD FIN        TA     3,350       264       536              800
          SCALZO. RONALD W.          SCALZO, RONALD         TA - FLOOR          TA     2,500       124       251              375
          SCHULLER, EDWARD J.        SCHULLER, ED           SAN FRANCISCO       SU     5,000       601     1,219            1,820
          SCRANTON, SARAH H.         SCRANTON, SARAH        FREEDOM CAP         FR     2,500       124       251              375
          SEGEL, ROBERT G.           SEGEL, ROBERT          ROBERT SEGEL        TA    41,100      4620     9,380           14,000
          SHAPIRO, IRWIN H.          SHAPIRO, IRWIN         BEVERLY HILLS       SU     2,500       165       335              500
          SHARKEY, ROBERT J.         SHARKEY, BOB           GABRIELE            TA     7,850       776     1,575            2,350
          SHAW, RICHARD H.           SHAW, DICK             BIG BEAR, CA        SU     3,500       231       469              700
          SHEPARD, J. POWERS         SHEPARD, J             STAMFORD            TA     7,200       693     1,407            2,100
          SHIROCKY, JAY              SHIROCKY, JAY          TA - FLOOR          TA     2,500       124       251              375
SUTRO C/F SILVERS, CRAIG M.          SILVERS, CRAIG         SU - RESEARCH       SU     3,000       198       402              600
                                     SKINNER, MICHAEL                           SU                   0         0    1,000   1,000
                                     SMITH, ARTHUR                              TA                   0         0    1,000   1,000
                                     SMITH, BEN                                 TA                   0         0    1,000   1,000
                                     SMITH, GERALD                              SU                   0         0    1,000   1,000
          SOLOMON, LAWRENCE J.       SOLOMAN, LARRY         WOODLAND HILLS      SU     9,850       736     1,494            2,230
          SORRENTINO, ANTHONY V.     SORRENTINO, ANTHONY    TA - OTC TRADING    TA    10,000       495     1,005              500
          SPENCER, MICHAEL M.        SPENCER, MIKE          FREEDOM CAP         FR     8,000       396       804            1,200
          SQUITERI, PHILIP           SQUITERI, BILL         TA - OTC TRADING    TA     2,500       330       670            1,000
          STACK, CHARLES PATRICK     STACK, PAT             SU - MANAGERS       SU     7,000       462       938    1,000   2,400
                                     STAMM, MAURA                               TA                   0         0    1,000   1,000
TA C/F    STANEK SR., DENNIS J.      STANEK, DENNIS         HARTFORD            TA     4,200       485       985            1,470
          STANEK JR., DENNIS J.      STANEK, DENNIS II      HARTFORD            TA     5,500       462       938            1,400
TA C/F    STARK, STEPHEN H.          STARK, STEVE           NY FIFTH AVE        TA     8,550       439       891    1,000   2,330
                                     STAUNTON, JOHN                             TA                   0         0    2,000   2,000
                                     STEPANIK, CARL                             TA                   0         0    1,000   1,000
TAC/F     STEPHENSON, MARK           STEPHANSON, MARK       SU FIXED INC.       SU     2,500       124       251              375
          STEPHENS, THOMAS S.        STEPHENS, TOM          TA - INST. EQUITY   TA    10,000       495     1,005            1,500


                              TUCKER ANTHONY/SUTRO
                            STOCK OFFERING WORKSHEET


IRA'S         CERTIFICATE               EMPLOYEES                                                  TIME      FIRM   IND.
           PURCHASER'S NAME                NAME              DEPT/LOCATION      FIRM   STOCK    OPTIONS   OPTIONS  PERF.   TOTALS
---------------------------------------------------------------------------------------------------------------------------------

                                     STOCKBRIDGE, CHARLES                       TA                   0         0   1,000    1,000
                                     STRATTON, JENNIFER                         TA                   0         0   1,000    1,000
          STRINGER, PAUL E.          STRINGER, PAUL         TA - M.I.S.         TA     7,500       371       754            1,125
          SULLIVAN, JOHN P.          SULLIVAN, JOHN         TA - INST. EQUITY   TA    12,500       660     1,340            2,000
          TANSEY, ROBERT F.          TANSEY, BOB            GABRIELE            TA     6,450       637     1,293            1,930
                                     THAYER, EDMUND                             SU                   0         0   1,000    1,000
          THOM, CAROL                THOM, CAROL            SANTA MARIA         SU     5,000       330       670            1,000
          THOM. NElL                 THOM, NElL             SANTA MARIA         SU                   0         0   1,000    1,000
                                     THOMAS, REBECCA                            SU                   0         0   1,000    1,000
          THWING, JARED R.           THWING, JARED          TA - OTC TRADING    TA     2,500       330       670            1,000
          TIETBOHL, JON A.           TIETBOHL, JON          TA - BANKING        TA    25,000      2475     5,025            7,500
                                     TILLMAN, FRED                              TA                   0         0   1,000    1,000
                                     TINGLE, ROBERT                             TA                   0         0   1,000    1,000
          TODD, VINCENT T. AND
             KELLY TODD JTWROS       TODD, VIN              BOSTON              TA     2,500       248       503              750
                                     TOLLEFSON, ED                              SU                   0         0   1,000    1,000
                                     TOMPA, ALEXANDER
                                                                                TA                   0         0   1,000    1,000
          TRASK, BOURKE C.           TRASK, BOURKE          BANGOR              TA     6,000       660     1,340   1,000    3,000
          TUCKER JR., DAVID &
            ANN M. TTEES, TUCKER
            FAMILY TRUST             TUCKER JR., DAVID      OAKLAND             SU     7,850      1033     2,097            3,130
          TUFFNELL, STUART A.        TUFFNELL, STU          MORRISTOWN          TA     4,500       446       905            1,350
          TUMINELLO, MICHAEL         TUMINELLO, MICHAEL     TA - RETAIL         TA     8,500       825     1,675            2,500
          TURANO, VINCENZO           TURANO, ENZO           NY FIFTH AVE        TA    20,000      2310     4,690            7,000
          UNDERDAHL, T. HANS         UNDERDAHL, HANS        PORTLAND, ME        TA     2,500       205       415              620
          VANDERBERG, GERARD T.      VANDERBERG, JERRY      TA - FIXED INC.     TA     2,500       165       335              500
                                     VARNEY, ELLEN                              FR                   0         0   1,000    1,000
          VENNARD, LAURA & THOMAS E.
            MAHONY JTWROS            VENNARD, LAURA         TA - MISC./SYND     TA     2,500       124       251              375
          WALKER, JEFFREY A.         WALKER, JEFF           TA - ARBITRAGE      TA     2,500       825     1,675            2,500
          WALSH, RICHARD M.          WALSH, RICK            TA - FIXED INC.     TA     4,000       198       402              600
          WASSERMAN, MICHAEL B.      WASSERMAN, MIKE        BOSTON              TA     4,500       366       744            1,110
                                     WEBER, KATHY                               TA                   0         0   1,000    1,000
          VERMUT-WEINBERGER
            LIVING TRUST             WEINBERGER, TOM        SR. MGMT.           SU    22,500      4122     8,368           12,490
          WEISMAN, JOHN              WEISMAN, JOHN          BEVERLY HILLS       SU         -         0         0   1,000    1,000
          WENDELIN, SCOTT E.         WENDELIN, SCOTT        SU - BANKING        SU    10,000       825     1,675            2,500
                                     WEST, RICHARD                              TA                   0         0   1,000    1,000
                                     WESTON, COLLEEN                            SU         -         0         0   1,000    1,000
                                     WHITAKER, PAUL                             FR                   0         0   1,000    1,000
          WHITE, JOHN J.             WHITE, JOHN            BOSTON              TA     5,600       380       771            1,150
          WHITFIELD, MARGARET        WHITFIELD, MARGARET    TA- RESEARCH        TA                   0         0   2,000    2,000
          WIESSONBORN, JOHN          WIESSONBORN, JOHN      CHICAGO             TA                   0         0   3,000    3,000
          WILLFONG, DON              WILLFONG, DON          LOS ANGELES         SU    16,850      3023     6,137            9,160
          WILLIAMS, ALAN             WILLIAMS, ALAN         SU - OTC            SU     7,500       495     1,005            1,500
          WILLIAMS JR., ROBERT L.    WILLIAMS, BOB          SU - PUB FINANCE    SU     4,000       330       670            1,000
          WILSHINSKY, STEPHEN J.     WILSHINSKY, STEVE      WOODLAND HILLS      SU                 736     1,494            2,230
                                     WING, JIM                                  TA                   0         0   1,000    1,000
TA C/F    WING, THOMAS G.            WING, TOM              PROVIDENCE          TA    11,800      1023     2,077            3,100
                                     WODARK, GREG                               SU         -         0         0   1,000    1,000
          WORKMAN, WAYNE L. AND
            SHARON SHAY              WORKMAN, WAYNE         TA - PUB FINANCE    TA     7,500       371       754            1,125
          YARMOLINSKY, TOBIAS        YARMOLINSKY, TOBY      TA - PUB FINANCE    TA     2,500       124       251              375
                                     YATES, SAMUEL                              SU     2,500       165       335              500
SUTRO C/F YENOFSKY, PAUL             YENOFSKY, PAUL         SU - MANAGERS       SU    12,000       792     1,608   1,000    3,400
          YEVICH, ROBERT H.          YEVICH, BOB            SR. MGMT.           TA    50,000      8085    16,415           24,500
                                     YOUNG, PETER                               SU                   0         0   1,000    1,000


                                                  TUCKER ANTHONY/SUTRO
                                                STOCK OFFERING WORKSHEET

IRA'S             CERTIFICATE                    EMPLOYEES                                         TIME     FIRM     IND.
                PURCHASER'S NAME                   NAME            DEPT/LOCATION  FIRM    STOCK   OPTIONS  OPTIONS   PERF.   TOTALS
-----------------------------------------------------------------------------------------------------------------------------------

          YOUNGMAN JR., GERALD E. & CANDICE H.  YOUNGMAN, GERRY      CONCORD       TA     2,500      228      462    1,000   1,600
TA C/F    ZARRA, MICHAEL                        ZARRA, MIKE          FAIRHAVEN     TA     3,950      264      536              800
          JOHN HANCOCK FREEDOM SECURITIES       J. HANCOCK FREEDOM                       21,850




                                                TOTALS                                2,508,600  247,500  502,499  215,000